As filed with the Securities and Exchange Commission on April 8, 2005
                    Registration Nos. 333-19497 and 811-08009
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]
        Pre-Effective Amendment                                          [_]
        Post-Effective Amendment No. 21                                  [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]
        Amendment No. 22                                                 [X]


                           PBHG INSURANCE SERIES FUND
         (Exact name of registrant as specified in Declaration of Trust)

               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code (610) 647-4100

                                David J. Bullock
               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087
                     (Name and Address of Agent For Service)

                                   Copies to:

     William H. Rheiner, Esq.        and to              John M. Zerr, Esq.
Ballard Spahr Andrews & Ingersoll                    Liberty Ridge Capital, Inc.
  1735 Market Street, 51st Floor                      1400 Liberty Ridge Drive
   Philadelphia, PA 19103-7599                             Wayne, PA 19087
          (215) 864-8600                                   (610) 578-1206

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Filing.

It is proposed that this filing will become effective (check appropriate box)


[X] immediately upon filing pursuant to paragraph (b)
[ ] on ________________ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a) (1)
[ ] on (date) pursuant to paragraph (a) (1)
[ ] 75 days after filing pursuant to paragraph (a) (2)
[ ] on (date) pursuant to paragraph (a) (2) of rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Common Stock

Insurance Series Fund
Prospectus April 8, 2005

o    LIBERTY RIDGE GROWTH II PORTFOLIO
     (formerly known as PBHG Growth II Portfolio)
o    LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO
     (formerly known as PBHG Large Cap Growth Portfolio)
o    LIBERTY RIDGE MID-CAP PORTFOLIO
     (formerly known as PBHG Mid-Cap Portfolio)
o    LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO
     (formerly known as PBHG Select 20 Portfolio)
o    LIBERTY RIDGE SELECT VALUE PORTFOLIO
     (formerly known as PBHG Select Value Portfolio)
o    LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO
     (formerly known as PBHG Small Cap Growth Portfolio)
o    LIBERTY RIDGE SMALL CAP PORTFOLIO
     (formerly known as PBHG Small Cap Portfolio)
o    LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO
     (formerly known as PBHG Technology & Communications Portfolio)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Portfolio shares as an investment or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

An Introduction to PBHG Insurance Series Fund and this Prospectus:

PBHG Insurance Series Fund is a mutual fund that sells shares in its separate investment portfolios ("Portfolios") through variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by separate accounts of certain insurance companies ("Participating Insurance Companies").

Each Portfolio has its own investment objective and strategies for reaching that goal. Before investing, make sure the Portfolio's goal matches your own. In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Portfolios also may not be suitable for investors who require regular income or stability of principal.

Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) ("Liberty Ridge Capital") is the investment adviser for each Portfolio. Liberty Ridge Capital invests Portfolio assets in a way that it believes will help a Portfolio achieve its goal. However, there is no guarantee that a Portfolio will achieve its goal.

This Prospectus contains important information you should know before investing in any Portfolio and as a shareholder in a Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

                                    CONTENTS

                                                                           PAGE


PORTFOLIO SUMMARIES...........................................................3
         LIBERTY RIDGE GROWTH II PORTFOLIO....................................6
         LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO............................10
         LIBERTY RIDGE  MID-CAP PORTFOLIO....................................14
         LIBERTY RIDGE  LARGE CAP GROWTH CONCENTRATED PORTFOLIO
             (formerly known as PBHG Select 20 Portfolio)....................19
         LIBERTY RIDGE  SELECT VALUE PORTFOLIO...............................24
         LIBERTY RIDGE  SMALL CAP GROWTH PORTFOLIO...........................28
         LIBERTY RIDGE  SMALL CAP PORTFOLIO..................................32
         LIBERTY RIDGE  TECHNOLOGY & COMMUNICATIONS PORTFOLIO................37
THE INVESTMENT ADVISER.......................................................55
PORTFOLIO MANAGERS...........................................................57
YOUR INVESTMENT..............................................................58
         POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING....................58
         PRICING PORTFOLIO SHARES............................................59
         BUYING & SELLING PORTFOLIO SHARES...................................59
         DISTRIBUTIONS AND TAXES.............................................60

         POTENTIAL CONFLICTS OF INTEREST.....................................61
FINANCIAL HIGHLIGHTS.........................................................62

LIBERTY RIDGE GROWTH II PORTFOLIO
GOAL:


The Portfolio seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES:


Under normal market conditions, the Portfolio invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Portfolio's investment. As of March 31, 2005, the majority of companies in the Russell Midcap(R) Growth Index had market capitalizations between $523 million and $38.2 billion. The growth securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of the companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Portfolio. Generally speaking, the Portfolio may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.


MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Portfolio emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may even go down in price.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future. For certain periods, the performance of the Portfolio was largely attributable to investments in technology companies during a time of exceptional performance in that sector. An investment in technology companies involves the risk of volatility and investors should not expect that such favorable market conditions will continue or that the exceptional returns may be repeated.

[Bar chart omitted; plot points follow]


2004                    6.61%
2003                   25.70%
2002                  -30.43%
2001                  -40.47%
2000                  -16.67%
1999                   98.19%
1998                    8.19%


                  BEST QUARTER
4th Quarter 1999                        49.97%

                 WORST QUARTER
1st Quarter 2001                       -39.25%


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


                                                                                     SINCE INCEPTION
                                      PAST 1 YEAR           PAST 5 YEARS                (4/30/97)
--------------------------------------------------------------------------------------------------------
Growth II Portfolio                      6.61%                 -14.29%                    0.84%

Russell Midcap(R) Growth Index
                                         15.48%                -3.36%                     8.48%

FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT THE PORTFOLIOS SECTION BEGINNING ON PAGE 45.

FEES AND EXPENSES:


This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.


FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases ..................................  Not Applicable
Maximum Deferred Sales Charge (Load) .........................  Not Applicable
Maximum Sales Charge (Load) ..................................
       Imposed on Reinvested
       Dividends (and Other Distributions) ...................  Not Applicable
Redemption Fee................................................  Not Applicable
Exchange Fee .................................................  Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees ..............................................  0.85%
Distribution and/or Services (12b-1) Fees ....................  None
Other Expenses ...............................................  0.30%(1)
Total Annual Fund Operating Expenses .........................  1.15%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:


This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.


                                    YOUR COST


1 Year   $117
2 Years  $239
3 Years  $365
4 Years  $497
5 Years  $633
6 Years  $775
7 Years  $922
8 Years  $1,074
9 Years  $1,233
10 Years $1,398

LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


GOAL:

The Portfolio seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES:


Under normal market conditions, the Portfolio invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the Russell 1000(R) Growth Index had market capitalizations between $497 million and $382.2 billion. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those in which Liberty Ridge Capital intends to focus the Portfolio's investments will change with market conditions and the composition of the index. The growth securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Portfolio. Generally speaking, the Portfolio may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio may go up and down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation, or industry changes.

While the growth securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Portfolio's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities. Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future. For certain periods, the performance of the Portfolio was largely attributable to investments in technology companies during a time of exceptional performance in that sector. An investment in technology companies involves the risk of volatility and investors should not expect that such favorable market conditions will continue or that the exceptional returns may be repeated.


(Bar chart omitted; plot points follow)

2004                       8.95%
2003                      31.19%
2002                    - 29.32%
2001                     -28.28%
2000                      -1.48%
1999                      65.22%
1998                      30.63%

                       BEST QUARTER
4th Quarter 1999                                  55.36%

                       WORST QUARTER
4th Quarter 2000                                 -22.34%


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04



                                                                                   SINCE INCEPTION
                                       PAST 1 YEAR          PAST 5 YEARS              (4/30/97)
                                       -----------          ------------              ---------
Large Cap Growth Portfolio                 8.95%               -6.52%                   8.13%
Russell 1000(R)Growth Index                6.30%               -9.29%                   4.29%
S&P 500 Index                             10.88%               -2.30%                   7.15%



FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT THE PORTFOLIOS SECTION BEGINNING ON PAGE 45.

FEES AND EXPENSES:



This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.


FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
        Imposed on Purchases .................................. Not Applicable
Maximum Deferred Sales Charge (Load) .......................... Not Applicable
Maximum Sales Charge (Load)
        Imposed on Reinvested
        Dividends and Other Distributions ..................... Not Applicable
Redemption Fee ................................................ Not Applicable
Exchange Fee .................................................. Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees ............................................... 0.75%
Distribution and/or Services (12b-1) Fees ..................... None
Other Expenses ................................................ 0.33%(1)
Total Annual Fund Operating Expenses .......................... 1.08%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.10%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.10%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.


(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:


This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.


                                    YOUR COST
1 Year   $110
2 Years  $225
3 Years  $343
4 Years  $467
5 Years  $595
6 Years  $729
7 Years  $868
8 Years  $1,012
9 Years  $1,162
10 Years $1,317

LIBERTY RIDGE MID-CAP PORTFOLIO


GOAL:

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES:


Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Portfolio's investment. As of March 31, 2005, the S&P MidCap 400 Index had market capitalizations between $272 million and $9.1 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the Index. The equity securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Portfolio. The Portfolio may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Portfolio's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Portfolio generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Portfolio emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:


The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future.


(Bar chart omitted, plot points follow)

2004                             18.86%
2003                             34.31%
2002                            -18.66%
2001                              7.95%
2000                             28.47%
1999                             25.66%

                      BEST QUARTER
4th Quarter 2001                             20.32%

                     WORST QUARTER
3rd Quarter 2001                            -18.56%


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE INCEPTION
                                      PAST 1 YEAR             PAST 5 YEARS              (11/30/98)
---------------------------------------------------------------------------------------------------------
Mid-Cap Portfolio                       18.86%                   12.49%                   16.35%
S&P MidCap 400 Index                    16.48%                   9.54%                    12.33%


Prior to May 1, 2003, the Portfolio was named the PBHG Mid-Cap Value Portfolio and invested primarily in certain mid-cap value companies. Effective May 1, 2003, the Portfolio's focus is primarily on certain mid-cap value companies that also exhibit certain growth characteristics. Therefore, the Portfolio's performance prior to May 1, 2003 may not be indicative of future performance.

FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT THE PORTFOLIOS SECTION BEGINNING ON PAGE 45.

FEES AND EXPENSES:


This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.


FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases .................................... Not Applicable
Maximum Deferred Sales Charge (Load) ........................... Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions ....................... Not Applicable
Redemption Fee ................................................. Not Applicable
Exchange Fee ................................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------

Management Fees ................................................ 0.85%
Distribution and/or Services (12b-1) Fees ...................... None
Other Expenses ................................................. 0.30%(1)
Total Annual Fund Operating Expenses ........................... 1.15%(1)




* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:


This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.


                                    YOUR COST
1 Year   $117
2 Years  $239
3 Years  $365
4 Years  $497
5 Years  $633
6 Years  $775
7 Years  $922
8 Years  $1,074
9 Years  $1,233
10 Years $1,398

LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO (formerly known as PBHG Select 20 Portfolio)


GOAL:

The Portfolio seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES:


Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the Russell 1000(R) Growth Index had market capitalizations between $497 million and $382.2 billion. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those in which Liberty Ridge Capital intends to focus the Portfolio's investments will change with market conditions and the composition of the index. The growth securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Portfolio. Generally speaking, the Portfolio may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

MAIN INVESTMENT RISKS:

The Portfolio is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Portfolio may go down, which means you could lose money. The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation, or industry changes.

While the growth securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Portfolio's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities. Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future. For certain periods, the performance of the Portfolio was largely attributable to investments in technology companies during a time of exceptional performance in that sector. An investment in technology companies involves the risk of volatility and investors should not expect that such favorable market conditions will continue or that the exceptional returns may be repeated.

[Bar chart omitted, plot points follow]

2004                   6.92%
2003                  32.87%
2002                 -31.34%
2001                 -36.17%
2000                 -23.87%
1999                 100.61%
1998                  62.52%

                    BEST QUARTER
4th Quarter 1999                         74.31%

                   WORST QUARTER
4th Quarter 2000                         -33.70%


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                               SINCE INCEPTION
                                              PAST 1 YEAR             PAST 5 YEARS                (9/25/97)
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Concentrated Portfolio          6.92%                   -13.87%                    6.22%
Russell 1000(R)Growth Index                      6.30%                    -9.29%                    1.96%*
S&P 500 Index                                   10.88%                    -2.30%                    7.15%*

* The Russell 1000(R) Growth Index and S&P Index since inception returns are as of 9/30/97.


FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT PORTFOLIOS SECTION BEGINNING ON PAGE 45.

FEES AND EXPENSES:


This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.


FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

----------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases ................................. Not Applicable
Maximum Deferred Sales Charge (Load) ........................ Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions .................... Not Applicable
Redemption Fee .............................................. Not Applicable
Exchange Fee ................................................ Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
---------------------------------------------------------------------------
Management Fees ............................................. 0.85%
Distribution and/or Services (12b-1) Fees ................... None
Other Expenses .............................................. 0.23%(1)
Total Annual Fund Operating Expenses ........................ 1.08%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses arc less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:


This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.


                                    YOUR COST
1 Year   $110
2 Years  $225
3 Years  $343
4 Years  $467
5 Years  $595
6 Years  $729
7 Years  $868
8 Years  $1,012
9 Years  $1,162
10 Years $1,317

LIBERTY RIDGE SELECT VALUE PORTFOLIO


GOAL:

The Portfolio seeks to provide investors long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio invests at least 65% of its assets in value securities, such as common stocks, of no more than 30 companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the S&P 500 Index had market capitalizations between $575 million and $382.2 billion. The securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the Index and those in which Liberty Ridge Capital intends to focus the Portfolio's investments will change with market conditions and the composition of the Index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of value in managing this Portfolio. Liberty Ridge Capital may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money.

The Portfolio invests in a limited number of stocks in order to achieve a potentially greater investment return. As a result, the price change of a single security, positive or negative, has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than a fund that does not invest in a limited number of stocks.

The price of the securities in the Portfolios will fluctuate. These price movements may occur because of the changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full worth and may even go down in price, the Portfolio's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved. Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[Bar chart omitted, plot points follow]


2004                     2.85%
2003                    18.29%
2002                   -25.07%
2001                     1.72%
2000                    17.88%
1999                     8.89%
1998                    37.96%

                       BEST QUARTER
4th Quarter 1998                                    29.59%

                      WORST QUARTER
3rd Quarter 2002                                   -21.66%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                               Since inception
                                            PAST 1 YEAR             PAST 5 YEARS                 (10/28/97)
-------------------------------------------------------------------------------------------------------------------
Select Value Portfolio                         2.85%                    1.80%                       7.79%
S&P 500 Index                                 10.88%                   -2.30%                      5.57%*

* The S&P 500 Index since inception return is as of 10/31/97.



FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT PORTFOLIOS SECTION BEGINNING ON PAGE 45.

FEES AND EXPENSES:


This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.


FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases .................................. Not Applicable
Maximum Deferred Sales Charge (Load) ......................... Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions ..................... Not Applicable
Redemption Fee ............................................... Not Applicable
Exchange Fee ................................................. Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees .............................................. 0.65%
Distribution and/or Services (12b-1) Fees .................... None
Other Expenses ............................................... 0.25%(1)
Total Annual Fund Operating Expenses ......................... 0.90%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:


This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.


                                    YOUR COST
1 Year   $92
2 Years  $187
3 Years  $287
4 Years  $391
5 Years  $498
6 Years  $611
7 Years  $728
8 Years  $849
9 Years  $976
10 Years $1,108

LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


GOAL:

The Portfolio seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES:


Under normal market conditions, the Portfolio invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the Russell 2000(R) Growth Index had market capitalizations between $29 million and $6.5 billion. The growth securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of the companies in the Index will change with market conditions and the composition of the Index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and company quality in managing this Portfolio. Generally speaking, the Portfolio may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.


MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio may go down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Portfolio emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may even go down in price.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:


The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with greater-than-average growth orientation. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future. For certain periods, the performance of the Portfolio was largely attributable to investments in technology companies during a time of exceptional performance in that sector. An investment in technology companies involves the risk of volatility and investors should not expect that such favorable market conditions will continue or that the exceptional returns may be repeated.

[Bar chart omitted, plot points follow]


2004                    0.50%
2003                   56.64%
2002                  -39.69%


                 BEST QUARTER
2nd Quarter 2003                         28.51%

                 WORST QUARTER
3rd Quarter 2002                        -26.09%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                SINCE INCEPTION
                                      PAST 1 YEAR                  (4/30/01)
--------------------------------------------------------------------------------
Small Cap Growth Portfolio               0.50%                      -5.71%
Russell 2000(R)Growth Index             14.31%                       3.37%


FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT PORTFOLIOS SECTION BEGINNING ON PAGE 45.

FEES AND EXPENSES:


This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.


FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases ................................... Not Applicable
Maximum Deferred Sales Charge (Load) .......................... Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions ...................... Not Applicable
Redemption Fee ................................................ Not Applicable
Exchange Fee .................................................. Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees ............................................... 0.85%
Distribution and/or Services (12b-1) Fees ..................... None
Other Expenses ................................................ 1.07%(1)
Total Annual Fund Operating Expenses .......................... 1.92%(1)
Fee Waiver (and/or Expense Reimbursement) ..................... 0.72%(1)
Net Expenses .................................................. 1.20%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. That's because for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:


This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses reflect net operating expenses with expense waivers for the one year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.


                                    YOUR COST
1 Year   $122
2 Years  $325
3 Years  $533
4 Years  $748
5 Years  $970
6 Years  $1,198
7 Years  $1,434
8 Years  $1,677
9 Years  $1,927
10 Years $2,185

LIBERTY RIDGE SMALL CAP PORTFOLIO


GOAL:

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES:


Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the Russell 2000(R) Index had market capitalizations between $29 million and $6.5 billion. The size of the companies in the Russell 2000(R) Index will change with market conditions and the composition of the Index. The equity securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Portfolio. The Portfolio may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio may go down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Portfolio emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[Bar chart omitted, plot points follow]


2004                      16.18%
2003                      39.03%
2002                     -31.11%
2001                       6.07%
2000                      36.13%
1999                      15.93%
1998                      10.94%

                        BEST QUARTER
4th Quarter 1998                             25.92%

                        WORST QUARTER
3rd Quarter 2002                             -21.24%


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                                                         SINCE INCEPTION
                                PAST 1 YEAR         PAST 5 YEARS            (10/28/97)
---------------------------------------------------------------------------------------------
Small Cap Portfolio                16.18%              9.95%                  11.37%
Russell 2000(R)Index               18.33%              6.61%                   7.19%*

* The since inception return for the Russell 2000(R) Index is as of 10/31/97.



Prior to January 1, 2003, the Portfolio was named the PBHG Small Cap Value Portfolio and invested primarily in certain small cap value companies. Effective January 1, 2003, the Portfolio's focus is primarily on certain small cap value companies that also exhibit certain growth characteristics. Therefore, the Portfolio's performance prior to January 1, 2003 may not be indicative of its future performance.

FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT PORTFOLIOS SECTION BEGINNING ON PAGE 45.

FEES AND EXPENSES:


This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.


FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases ................................... Not Applicable
Maximum Deferred Sales Charge (Load) .......................... Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions ...................... Not Applicable
Redemption Fee ................................................ Not Applicable
Exchange Fee .................................................. Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees ............................................... 1.00%
Distribution and/or Services (12b-1) Fees ..................... None
Other Expenses ................................................ 0.23%(1)
Total Annual Fund Operating Expenses .......................... 1.23%(1)
Less: Fee Waiver (and/or) Expense Reimbursement ............... 0.03%(1)
Net Expenses .................................................. 1.20%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ended December 31, 2005. That's because for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:


This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses reflect net operating expenses with expense waivers for the one year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
1 Year   $122
2 Years  $252
3 Years  $387
4 Years  $527
5 Years  $673
6 Years  $824
7 Years  $980
8 Years  $1,143
9 Years  $1,311
10 Years $1,486

LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


GOAL:

The Portfolio seeks to provide investors with long-term growth of capital. Current income is incidental to the Portfolio's goal.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sectors of the market. In addition, the Portfolio is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.


The Portfolio invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and company quality in managing this Portfolio. Generally, the Portfolio may sell a security when investment goals are realized or the investment thesis is no longer valid.


MAIN INVESTMENT RISKS:

The Portfolio is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Portfolio is concentrated, which means, as compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not concentrate its investments.

The value of your investment in the Portfolio may go down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT PORTFOLIOS SECTION BEGINNING ON PAGE 45.

PERFORMANCE INFORMATION:


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the PSE Technology Index(R). The PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future. For certain periods, the performance of the Portfolio was largely attributable to investments in technology companies during a time of exceptional performance in that sector. An investment in technology companies involves the risk of volatility and investors should not expect that such favorable market conditions will continue or that the exceptional returns may be repeated.

[Bar chart omitted, plot points follow]


2004                    6.42%
2003                   45.33%
2002                  -53.99%
2001                  -52.32%
2000                  -42.12%
1999                  234.38%
1998                   32.20%

                 BEST QUARTER
4th Quarter 1999                        108.57%

                 WORST QUARTER
4th Quarter 2000                        -49.86%


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                            SINCE INCEPTION
                                             PAST 1 YEAR              PAST 5 YEARS             (4/30/97)
--------------------------------------------------------------------------------------------------------------
Technology & Communications Portfolio           6.42%                   -27.78%                 -1.31%
PSE Technology Index(R)                        12.09%                    -4.09%                 16.27%


FEES AND EXPENSES:


This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.


FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)


--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases .................................. Not Applicable
Maximum Deferred Sales Charge (Load) ......................... Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions ..................... Not Applicable
Redemption Fee ............................................... Not Applicable
Exchange Fee ................................................. Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees .............................................. 0.85%
Distribution and/or Services (12b-1) Fees .................... None
Other Expenses ............................................... 0.25%(1)
Total Annual Fund Operating Expenses ......................... 1.10%*(1)


* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election during the fiscal year ended December 31, 2004.


(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:


This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.


                                    YOUR COST
1 Year   $112
2 Years  $229
3 Years  $350
4 Years  $476
5 Years  $606
6 Years  $742
7 Years  $883
8 Years  $1,030
9 Years  $1,182
10 Years $1,340

PERFORMANCE EXAMPLE


The following tables summarize the impact of each Portfolio's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Portfolio's operating expenses remain the same for the time periods below. Column 1 shows each Portfolio's cumulative performance without the deduction of fees and expenses. Column 2 shows each Portfolio's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Portfolios' actual performance may be higher or lower.




        ----------------------------------------------------------------------------------------------------
                                            Liberty Ridge Growth II Portfolio
        ----------------------------------------------------------------------------------------------------
                                              Column 1                               Column 2
                                -------------------------------------  -------------------------------------
                                      Cumulative Performance                   Cumulative Performance
                                 Cumulative Performance without the       with the Deduction of Fees and
                 Year              Deduction of Fees and Expenses                    Expenses
        ----------------------  -------------------------------------  -------------------------------------
                  1                            5.00%                                   3.85%
        ----------------------  -------------------------------------  -------------------------------------
                  2                           10.25%                                   7.85%
        ----------------------  -------------------------------------  -------------------------------------
                  3                           15.76%                                  12.00%
        ----------------------  -------------------------------------  -------------------------------------
                  4                           21.55%                                  16.31%
        ----------------------  -------------------------------------  -------------------------------------
                  5                           27.63%                                  20.79%
        ----------------------  -------------------------------------  -------------------------------------
                  6                           34.01%                                  25.44%
        ----------------------  -------------------------------------  -------------------------------------
                  7                           40.71%                                  30.27%
        ----------------------  -------------------------------------  -------------------------------------
                  8                           47.75%                                  35.29%
        ----------------------  -------------------------------------  -------------------------------------
                  9                           55.13%                                  40.49%
        ----------------------  -------------------------------------  -------------------------------------
                  10                          62.90%                                  45.90%



        ----------------------------------------------------------------------------------------------------
                              Liberty Ridge Large Cap Growth Portfolio
        ----------------------------------------------------------------------------------------------------
                                              Column 1                               Column 2
                                -------------------------------------  -------------------------------------
                                                                             Cumulative Performance
                                 Cumulative Performance without the       with the Deduction of Fees and
                 Year              Deduction of Fees and Expenses                    Expenses
        ----------------------  -------------------------------------  -------------------------------------
                  1                            5.00%                                   3.92%
        ----------------------  -------------------------------------  -------------------------------------
                  2                           10.25%                                   7.99%
        ----------------------  -------------------------------------  -------------------------------------
                  3                           15.76%                                  12.23%
        ----------------------  -------------------------------------  -------------------------------------
                  4                           21.55%                                  16.63%
        ----------------------  -------------------------------------  -------------------------------------
                  5                           27.63%                                  21.20%
        ----------------------  -------------------------------------  -------------------------------------
                  6                           34.01%                                  25.95%
        ----------------------  -------------------------------------  -------------------------------------
                  7                           40.71%                                  30.89%
        ----------------------  -------------------------------------  -------------------------------------
                  8                           47.75%                                  36.02%
        ----------------------  -------------------------------------  -------------------------------------
                  9                           55.13%                                  41.35%
        ----------------------  -------------------------------------  -------------------------------------
                  10                          62.90%                                  46.89%
        ----------------------- -------------------------------------- --------------------------------------




        ----------------------------------------------------------------------------------------------------
                                          Liberty Ridge Mid-Cap Portfolio
        ----------------------------------------------------------------------------------------------------
                                              Column 1                               Column 2
                                 ------------------------------------  -------------------------------------
                                                                              Cumulative Performance
                                 Cumulative Performance without the       with the Deduction of Fees and
                 Year              Deduction of Fees and Expenses                    Expenses
        ----------------------  -------------------------------------  -------------------------------------
                  1                            5.00%                                   3.85%
        ----------------------  -------------------------------------  -------------------------------------
                  2                           10.25%                                   7.85%
        ----------------------  -------------------------------------  -------------------------------------
                  3                           15.76%                                  12.00%
        ----------------------  -------------------------------------  -------------------------------------
                  4                           21.55%                                  16.31%
        ----------------------  -------------------------------------  -------------------------------------
                  5                           27.63%                                  20.79%
        ----------------------  -------------------------------------  -------------------------------------
                  6                           34.01%                                  25.44%
        ----------------------  -------------------------------------  -------------------------------------
                  7                           40.71%                                  30.27%
        ----------------------  -------------------------------------  -------------------------------------
                  8                           47.75%                                  35.29%
        ----------------------  -------------------------------------  -------------------------------------
                  9                           55.13%                                  40.49%
        ----------------------  -------------------------------------  -------------------------------------
                  10                          62.90%                                  45.90%



        ----------------------------------------------------------------------------------------------------
                              Liberty Ridge Large Cap Growth Concentrated Portfolio
        ----------------------------------------------------------------------------------------------------
                                              Column 1                               Column 2
                                -------------------------------------  -------------------------------------
                                                                               Cumulative Performance
                                 Cumulative Performance without the       with the Deduction of Fees and
                 Year              Deduction of Fees and Expenses                    Expenses
        ----------------------  -------------------------------------  -------------------------------------
                  1                            5.00%                                   3.92%
        ----------------------  -------------------------------------  -------------------------------------
                  2                           10.25%                                   7.99%
        ----------------------  -------------------------------------  -------------------------------------
                  3                           15.76%                                  12.23%
        ----------------------  -------------------------------------  -------------------------------------
                  4                           21.55%                                  16.63%
        ----------------------  -------------------------------------  -------------------------------------
                  5                           27.63%                                  21.20%
        ----------------------  -------------------------------------  -------------------------------------
                  6                           34.01%                                  25.95%
        ----------------------  -------------------------------------  -------------------------------------
                  7                           40.71%                                  30.89%
        ----------------------  -------------------------------------  -------------------------------------
                  8                           47.75%                                  36.02%
        ----------------------  -------------------------------------  -------------------------------------
                  9                           55.13%                                  41.35%
        ----------------------  -------------------------------------  -------------------------------------
                  10                          62.90%                                  46.89%




        ----------------------------------------------------------------------------------------------------
                                      Liberty Ridge Select Value Portfolio
        ----------------------------------------------------------------------------------------------------
                                              Column 1                               Column 2
                                -------------------------------------  -------------------------------------
                                                                            Cumulative Performance
                                Cumulative Performance without the       with the Deduction of Fees and
                 Year              Deduction of Fees and Expenses                    Expenses
        ----------------------  -------------------------------------  -------------------------------------
                  1                            5.00%                                   4.10%
        ----------------------  -------------------------------------  -------------------------------------
                  2                           10.25%                                   8.37%
        ----------------------  -------------------------------------  -------------------------------------
                  3                           15.76%                                  12.81%
        ----------------------  -------------------------------------  -------------------------------------
                  4                           21.55%                                  17.44%
        ----------------------  -------------------------------------  -------------------------------------
                  5                           27.63%                                  22.25%
        ----------------------  -------------------------------------  -------------------------------------
                  6                           34.01%                                  27.26%
        ----------------------  -------------------------------------  -------------------------------------
                  7                           40.71%                                  32.48%
        ----------------------  -------------------------------------  -------------------------------------
                  8                           47.75%                                  37.91%
        ----------------------  -------------------------------------  -------------------------------------
                  9                           55.13%                                  43.57%
        ----------------------  -------------------------------------  -------------------------------------
                  10                          62.90%                                  49.45%

        ----------------------------------------------------------------------------------------------------
                                   Liberty Ridge Small Cap Growth Portfolio
        ----------------------------------------------------------------------------------------------------
                                              Column 1                               Column 2
                                -------------------------------------  -------------------------------------
                                                                              Cumulative Performance
                                 Cumulative Performance without the       with the Deduction of Fees and
                 Year              Deduction of Fees and Expenses                    Expenses
        ----------------------  -------------------------------------  -------------------------------------
                  1                            5.00%                                   3.80%
        ----------------------  -------------------------------------  -------------------------------------
                  2                           10.25%                                   7.00%
        ----------------------  -------------------------------------  -------------------------------------
                  3                           15.76%                                  10.29%
        ----------------------  -------------------------------------  -------------------------------------
                  4                           21.55%                                  13.69%
        ----------------------  -------------------------------------  -------------------------------------
                  5                           27.63%                                  17.19%
        ----------------------  -------------------------------------  -------------------------------------
                  6                           34.01%                                  20.80%
        ----------------------  -------------------------------------  -------------------------------------
                  7                           40.71%                                  24.52%
        ----------------------  -------------------------------------  -------------------------------------
                  8                           47.75%                                  28.36%
        ----------------------  -------------------------------------  -------------------------------------
                  9                           55.13%                                  32.31%
        ----------------------  -------------------------------------  -------------------------------------
                  10                          62.90%                                  36.39%


        ----------------------------------------------------------------------------------------------------
                                         Liberty Ridge Small Cap Portfolio
        ----------------------------------------------------------------------------------------------------
                                              Column 1                               Column 2
                                -------------------------------------  -------------------------------------
                                                                            Cumulative Performance
                                Cumulative Performance without the       with the Deduction of Fees and
                 Year              Deduction of Fees and Expenses                    Expenses
        ----------------------  -------------------------------------  -------------------------------------
                  1                            5.00%                                   3.80%
        ----------------------  -------------------------------------  -------------------------------------
                  2                           10.25%                                   7.71%
        ----------------------  -------------------------------------  -------------------------------------
                  3                           15.76%                                  11.77%
        ----------------------  -------------------------------------  -------------------------------------
                  4                           21.55%                                  15.99%
        ----------------------  -------------------------------------  -------------------------------------
                  5                           27.63%                                  20.36%
        ----------------------  -------------------------------------  -------------------------------------
                  6                           34.01%                                  24.90%
        ----------------------  -------------------------------------  -------------------------------------
                  7                           40.71%                                  29.61%
        ----------------------  -------------------------------------  -------------------------------------
                  8                           47.75%                                  34.49%
        ----------------------  -------------------------------------  -------------------------------------
                  9                           55.13%                                  39.56%
        ----------------------  -------------------------------------  -------------------------------------
                  10                          62.90%                                  44.83%
        ----------------------- -------------------------------------- --------------------------------------



       -----------------------------------------------------------------------------------------------------
                                Liberty Ridge Technology and Communications Fund
       -----------------------------------------------------------------------------------------------------
                                              Column 1                               Column 2
                                 ------------------------------------  -------------------------------------
                                                                             Cumulative Performance
                                Cumulative Performance without the       with the Deduction of Fees and
                Year               Deduction of Fees and Expenses                    Expenses
       -----------------------  -------------------------------------  -------------------------------------
                  1                            5.00%                                   3.90%
       -----------------------  -------------------------------------  -------------------------------------
                  2                           10.25%                                   7.95%
       -----------------------  -------------------------------------  -------------------------------------
                  3                           15.76%                                  12.16%
       -----------------------  -------------------------------------  -------------------------------------
                  4                           21.55%                                  16.54%
       -----------------------  -------------------------------------  -------------------------------------
                  5                           27.63%                                  21.08%
       -----------------------  -------------------------------------  -------------------------------------
                  6                           34.01%                                  25.80%
       -----------------------  -------------------------------------  -------------------------------------
                  7                           40.71%                                  30.71%
       -----------------------  -------------------------------------  -------------------------------------
                  8                           47.75%                                  35.81%
       -----------------------  -------------------------------------  -------------------------------------
                  9                           55.13%                                  41.10%
       -----------------------  -------------------------------------  -------------------------------------
                 10                           62.90%                                  46.61%
       -----------------------  -------------------------------------  -------------------------------------


MORE ABOUT THE PORTFOLIOS

The following discussion and tables describe the main investment strategies discussed in the Portfolio Summaries section of this Prospectus in greater detail. From time to time, the Portfolios employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Liberty Ridge Capital believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process.

GROWTH II, LARGE CAP GROWTH, LARGE CAP GROWTH CONCENTRATED, SMALL CAP GROWTH AND TECHNOLOGY & COMMUNICATIONS PORTFOLIOS

Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research focused on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm believes are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

MID-CAP, SMALL CAP AND SELECT VALUE PORTFOLIOS


Liberty Ridge Capital's blend investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles. Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.


ALL PORTFOLIOS

Each Portfolio may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Portfolio's losses, they can prevent a Portfolio from achieving its investment goal.

Each Portfolio is actively managed, which means a Portfolio's manager may frequently buy and sell securities. Frequent trading increases a Portfolio's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Portfolio's performance. In addition, the sale of Portfolio securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Portfolio may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS:

o Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

o Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

o Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

o Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS:

o Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISKS & RETURNS:

o Liberty Ridge Capital focuses its active management on securities selection, the area it believes its investment methodologies can most enhance a Portfolio's performance.

o Liberty Ridge Capital maintains a long-term investment approach and focuses on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

o Under normal circumstances, each Portfolio intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in equity securities.

GROWTH SECURITIES

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS:

o        See Equity Securities.


o Growth securities may be more sensitive to changes in earnings than other securities because they typically trade at higher earnings multiples.


o The growth securities in a Portfolio may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS:

o        See Equity Securities.

o        Growth securities may appreciate faster than non-growth securities.


POLICIES TO BALANCE RISKS & RETURNS:

o        See Equity Securities.


o In managing the Growth II, Large Cap Growth, Large Cap Growth Concentrated, Small Cap Growth and Technology & Communications Portfolios, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. Liberty Ridge Capital invests in growth securities that it believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

o Generally speaking, Liberty Ridge Capital considers selling a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid. In addition, Liberty Ridge Capital may sell a growth security for other reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.


VALUE SECURITIES

Equity securities that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS:

o        See Equity Securities.

o Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

o The value securities in a Portfolio may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS:

o        See Equity Securities.

o Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISKS & RETURNS:

o        See Equity Securities.

o In managing Select Value Portfolio, Liberty Ridge Capital uses its own research, computer models and measures of value.

SMALL AND MEDIUM SIZED COMPANY SECURITIES:

POTENTIAL RISKS:

o Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS:

o Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISKS & RETURNS:

o        See Equity Securities/Growth Securities/Value Securities.

o Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES:

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS:

o Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS:

o Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK & RETURNS:

o Although the Technology & Communications Portfolio will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Portfolio seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Portfolios concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS:

o OTC securities are not traded as often as securities listed on an exchange. So, if the Portfolio were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS:

o        Increases the number of potential investments for a Portfolio.

o OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISKS & RETURNS:

o Liberty Ridge Capital uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Portfolio's performance.

FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch a of U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS:

o Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

o Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

o Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS:

o Favorable exchange rate movements could generate gains or reduce losses.

o Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISKS & RETURNS:

o Each Portfolio limits the amount of total assets it invests in foreign issuers not traded in the U.S. to 15%. ADRs are not included in this limit.

ILLIQUID SECURITIES:

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Portfolio has valued them.

POTENTIAL RISKS:

o        A Portfolio may have difficulty valuing these securities precisely.

o A Portfolio may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS:

o Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISKS & RETURNS:

o Each Portfolio may not invest more than 15% of its net assets in illiquid securities.

MONEY MARKET INSTRUMENTS:

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments and repurchase agreements.

POTENTIAL RISKS:

o        Money market instrument prices fluctuate over time.

o Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

o Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS:

o Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN:

o The Portfolios only invest in money market instruments for temporary defensive or cash management purposes.

DERIVATIVES:

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS:

o        The value of derivatives are volatile.

o Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Portfolio buys or sells. A Portfolio could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS:

Derivatives may be used for a variety of purposes, including:

o        To reduce transaction costs;

o        To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o        To enhance returns; and

o To protect a Portfolio's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN:

o Each Portfolio may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

o To the extent a Portfolio enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Portfolio sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS:

        The real estate industry is particularly sensitive to:

         o Economic factors, such as interest rate changes or market recessions;

         o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

         o        Increases in property taxes;

         o        Casualty and condemnation losses; and

         o        Regulatory limitations on rents.

         REITs may expose a Portfolio to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS:

o Investments in REITs permit a Portfolio to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN:

o Liberty Ridge Capital considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

THE INVESTMENT ADVISER


THE INVESTMENT ADVISER: Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087-5593, is the investment adviser for each Portfolio. Founded in 1982, Liberty Ridge Capital currently manages approximately $5.4 billion as of March 31, 2005, in assets for clients such as pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Liberty Ridge Capital makes investment decisions for each Portfolio. The Portfolios' Board of Trustees supervises Liberty Ridge Capital and establishes policies that Liberty Ridge Capital must follow in its day-to-day management activities.

For the fiscal year ended December 31, 2004, Liberty Ridge Capital waived a portion of its fee for the Small Cap Growth and Small Cap Portfolios so that the effective management fee (as a percentage of average daily net assets) paid by each of the following Portfolios was as follows:


Liberty Ridge Growth II Portfolio                                    0.85%
Liberty Ridge Large Cap Growth Portfolio                             0.75%
Liberty Ridge Mid-Cap Portfolio                                      0.85%
Liberty Ridge Large Cap Growth Concentrated Portfolio                0.85%
Liberty Ridge Select Value Portfolio                                 0.65%
Liberty Ridge Small Cap Growth Portfolio                             0.11%
Liberty Ridge Small Cap Portfolio                                    0.95%
Liberty Ridge Technology & Communications Portfolio                  0.85%



At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Insurance Series Fund's Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Portfolio was considered and approved by the unanimous vote, cast in person, of PBHG Insurance Series Fund's Trustees, each of whom is not an interested person of PBHG Insurance Series Fund, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Portfolio reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Portfolio exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

On June 21, 2004, Liberty Ridge Capital entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in the PBHG Funds, an investment company in the same mutual fund complex as the Portfolios. In the settlements, Liberty Ridge Capital, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge Capital, among other things, to operate in accordance with enhanced corporate governance policies and practices. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolios' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of the Portfolios. In this event, the Portfolios' Board of Trustees would be required to seek new management or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Litigation"), have been filed against Liberty Ridge Capital, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws;
(ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both Federal and state courts, but have since all been consolidated in the United States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between PBHG Funds and Liberty Ridge Capital and certain of its affiliates, removal of Liberty Ridge Capital as investment adviser of PBHG Funds, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolios. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

         PORTFOLIO MANAGERS

GROWTH II PORTFOLIO

Samuel H. Baker, CFA has managed the Growth II Portfolio since December 9, 2004. Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time he has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.

LARGE CAP GROWTH PORTFOLIO/LARGE CAP GROWTH CONCENTRATED PORTFOLIO


Michael S. Sutton, CFA has managed the Large Cap Growth and Large Cap Growth Concentrated Portfolios since December 9, 2004. Mr. Sutton has been involved in the management of the Large Cap Growth Portfolio and Large Cap Growth Concentrated Portfolio since November 1999. Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe & Farnham.


SELECT VALUE PORTFOLIO

Jerome J. Heppelmann, CFA has managed the Select Value Portfolio since December 9, 2004. Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team. Prior to joining Liberty Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

SMALL CAP GROWTH PORTFOLIO

James M. Smith, CFA has managed the Small Cap Growth Portfolio since December 9, 2004. Mr. Smith has been involved in the management of the Small Cap Growth Portfolio since May, 2004. Mr. Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.

MID-CAP PORTFOLIO


Jerome J. Heppelmann, CFA, has managed the Mid-Cap Portfolio since December 9, 2004. Mr. Heppelmann has been involved in the management of the Mid-Cap Portfolio since June, 1999. Mr. Heppelmann's prior work experience is discussed under the Select Value Portfolio.


SMALL CAP PORTFOLIO

James B. Bell, III, CFA has managed the Small Cap Portfolio since December 9, 2004. Mr. Bell has been involved in the management of the Small Cap Portfolio since May, 2004. Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies. Prior to joining Liberty Ridge Capital, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

James M. Smith, CFA has managed the Technology & Communications Portfolio since December 9, 2004. Mr. Smith has been involved in the management of the Technology & Communications Portfolio since November, 2003. Mr. Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.


The Portfolios' Statement of Additional Information provides additional information about the portfolio managers' investments in the Portfolio or Portfolios that they manage, a description of their compensation structure and information regarding other accounts they manage.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

         The Portfolios are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (I.E., a purchase of Portfolio shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

         PBHG Insurance Series Fund's Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented a policy of trade activity monitoring and selective use of fair value pricing to discourage excessive short-term trading in the Portfolios. Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolios will occur. Moreover, these tools involve judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider, among other things, an investor's trading history in the Portfolios, and accounts under common ownership or control. Liberty Ridge Capital and PBHG Insurance Series Fund may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of these procedures.

TRADE ACTIVITY MONITORING

         Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will work with the Participating Insurance Companies to (i) advise the shareholder that he or she must stop such activities and (ii) use its best efforts to refuse to process purchases in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Portfolio shareholders.

         The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies is severely limited because the Participating Insurance Companies maintain the underlying shareholder accounts. Liberty Ridge Capital and its agents generally rely on the willingness, ability and rights of the Participating Insurance Companies to monitor trading activity and enforce the Portfolios' excessive short-term trading policy. There is no assurance that the Participating Insurance Companies will in all instances cooperate with Liberty Ridge Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Liberty Ridge Capital and its agents will, however, attempt to apply the excessive short-term trading policy uniformly to all Participating Insurance Companies.

FAIR VALUE PRICING

         The Portfolios have fair value pricing procedures in place, and PBHG Insurance Series Fund's Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Portfolio assets have been affected by events occurring after the close of trading of a securities market, but before a Portfolio calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Portfolio attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Portfolio's securities.



PRICING PORTFOLIO SHARES

The price of a Portfolio's shares is based on that Portfolio's net asset value
(NAV). A Portfolio's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Portfolio shares are priced every day at the close of regular trading on the New York Stock Exchange. Portfolio shares are not priced on days that the New York Stock Exchange is closed.

A Portfolio prices its investments for which market quotations are readily available at market value. It prices short-term investments at amortized cost, which approximates market value. It prices all other investments at fair value, as described previously under "Policy Regarding Excessive or Short-Term Trading
- Fair Value Pricing." If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Portfolio's shares may change on days when its shares are not available for purchase or sale.

BUYING & SELLING PORTFOLIO SHARES

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day's NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolios' next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.


The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

The Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

DISTRIBUTIONS AND TAXES

Each Portfolio distributes its net investment income and net realized capital gains to shareholders at least once a year. These distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio's distributions for each calendar year will be detailed in the Participating Insurance Company's annual tax statement for that Portfolio. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

REVENUE SHARING

Payments by PBHG Fund Distributors or its Affiliates


From time to time, PBHG Fund Distributors (the "Distributor") or one or more of its corporate affiliates may make payments from its own resources to insurance companies or other intermediaries that sponsor VA Contracts and VLI Policies which offer or hold Portfolio shares. These payments are made in exchange for certain services provided by the insurance company or intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolios, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Portfolios. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolios) to sales meetings and salespeople of the intermediary. In addition, insurance companies and intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Insurance Series Fund logo.

The Distributor or its affiliates may compensate insurance companies and other intermediaries differently depending on the nature and extent of the services they provide. Insurance companies and intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the insurance company or intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through insurance companies or intermediaries.

Payments by PBHG Insurance Series Fund

Like the Distributor, PBHG Insurance Series Fund may, from time to time, make payments to insurance companies and other intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other intermediaries. You can find further details in the SAI about these payments and the services provided in return by the insurance companies or intermediaries. You can also speak to your Participating Insurance Company or financial intermediary for more information about payments made by the Distributor or the Trust to such parties.


POTENTIAL CONFLICTS OF INTEREST

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolios' Board of Trustees monitors each Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

FINANCIAL HIGHLIGHTS


A Portfolio's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers LLP ("PWC") has audited the information contained in these financial highlights. PWC's report and the Portfolio's financial statements are included in the Portfolio's Annual Report to Shareholders, which is available, free of charge, upon request.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31




                                                              Net
                    Net                                  Realized and
                   Asset                                  Unrealized                             Distributions
                  Value,                  Net              Gains or                 Total            from
                 Beginning            Investment            Losses                  from            Capital               Total
                  of Year                Loss            on Securities           Operations          Gains            Distributions
------------------------------------------------------------------------------------------------------------------------------------

  2004           $  9.83                  $(0.09)1          $ 0.74                 $ 0.65               --                   --
  2003              7.82                   (0.08)1            2.09                   2.01               --                   --
  2002             11.24                   (0.13)            (3.29)                 (3.42)              --                   --
  2001             18.88                   (0.07)1           (7.57)                 (7.64)              --                   --
  2000             23.05                   (0.06)            (3.62)                 (3.68)          $(0.49)              $(0.49)




                                                                                               Ratio                Ratio
                  Net                                   Net                                   of Net             of Expenses
                 Asset                                Assets,             Ratio             Investment           to Average
                Value,                                  End            of Expenses             Loss              Net Assets
                  End            Total                of Year          to Average           to Average           (Excluding
                of Year         Return                 (000)           Net Assets           Net Assets            Waivers)
-----------------------------------------------------------------------------------------------------------------------------------

  2004          $10.48           6.61%              $  53,495              1.17%              (0.94)%              1.17%
  2003            9.83          25.70%                 71,918              1.10%              (0.90)%              1.10%
  2002            7.82         (30.43)%                76,421              1.12%              (0.89)%              1.12%
  2001           11.24         (40.47)%               154,096              1.07%              (0.57)%              1.07%
  2000           18.88         (16.67)%               368,948              1.05%              (0.42)%              1.05%


                   Ratio
                  of Net
                Investment
                   Loss
                to Average
                Net Assets            Portfolio
                (Excluding            Turnover
                 Waivers)               Rate
-----------------------------------------------

  2004            (0.94)%              37.53%
  2003            (0.90)%             194.63%
  2002            (0.89)%             169.74%
  2001            (0.57)%             163.56%
  2000            (0.42)%             145.87%


1 Per share calculations were performed using the average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                                              Net
                    Net                                  Realized and
                   Asset                                  Unrealized                             Distributions
                  Value,                  Net              Gains or                 Total            from
                 Beginning            Investment            Losses                  from            Capital                Total
                  of Year                Loss            on Securities           Operations          Gains             Distributions
------------------------------------------------------------------------------------------------------------------------------------

  2004            $16.32               $(0.04)1              $1.50                  $1.46             --                    --
  2003             12.44                (0.07)1               3.95                   3.88             --                    --
  2002             17.60                (0.10)               (5.06)                 (5.16)            --                    --
  2001             24.54                (0.05)1              (6.89)                 (6.94)            --                    --
  2000             25.51                (0.01)1              (0.21)                 (0.22)         $(0.75)               $(0.75)



                                                                                                   Ratio                Ratio
                   Net                                      Net                                   of Net             of Expenses
                  Asset                                   Assets,             Ratio             Investment           to Average
                 Value,                                     End            of Expenses             Loss              Net Assets
                   End              Total                 of Year          to Average           to Average           (Excluding
                 of Year           Return                  (000)           Net Assets           Net Assets            Waivers)
------------------------------------------------------------------------------------------------------------------------------------

  2004           $17.78            8.95%                 $31,850              1.10%              (0.27)%               1.10%
  2003            16.32           31.19%                  32,357              1.06%              (0.51)%               1.06%
  2002            12.44          (29.32)%                 27,434              1.05%              (0.47)%               1.05%
  2001            17.60          (28.28)%                 54,060              1.02%              (0.26)%               1.02%
  2000            24.54           (1.48)%                 72,645              1.06%              (0.05)%               1.06%


                    Ratio
                    of Net
                  Investment
                     Loss
                  to Average
                  Net Assets            Portfolio
                  (Excluding            Turnover
                   Waivers)               Rate
-----------------------------------------------------

  2004              (0.27)%              44.92%
  2003              (0.51)%              74.16%
  2002              (0.47)%             142.32%
  2001              (0.26)%             137.18%
  2000              (0.05)%             147.68%

  1 Per share calculations were performed using the average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                                              Net
                    Net                                  Realized and
                   Asset                                  Unrealized                             Distributions
                  Value,                  Net              Gains or                 Total            from
                 Beginning            Investment            Losses                  from            Capital                Total
                  of Year                Loss            on Securities           Operations          Gains             Distributions
------------------------------------------------------------------------------------------------------------------------------------
  2004             $8.53               $(0.04)1              $0.63                  $0.59            --                     --
  2003              6.42                (0.05)1               2.16                   2.11            --                     --
  2002              9.35                (0.05)               (2.88)                 (2.93)           --                     --
  2001             23.63                (0.01)               (9.30)                 (9.31)         $(4.97)               $(4.97)
  2000             32.70                (0.09)               (7.12)                 (7.21)          (1.86)                (1.86)



                                                                                                  Ratio                Ratio
                  Net                                      Net                                   of Net             of Expenses
                 Asset                                   Assets,             Ratio             Investment           to Average
                Value,                                     End            of Expenses             Loss              Net Assets
                  End              Total                 of Year          to Average           to Average           (Excluding
                of Year           Return                  (000)           Net Assets           Net Assets            Waivers)
------------------------------------------------------------------------------------------------------------------------------------
  2004         $ 9.12              6.92%                $110,140              1.10%               (0.44)%            1.10%
  2003           8.53             32.87%                 153,640              1.09%               (0.73)%            1.09%
  2002           6.42            (31.34)%                153,089              1.08%               (0.42)%            1.08%
  2001           9.35            (36.17)%                304,029              1.04%               (0.23)%            1.04%
  2000          23.63            (23.87)%                669,739              1.02%               (0.33)%            1.02%

                  Ratio
                  of Net
                Investment
                   Loss
                to Average
                Net Assets            Portfolio
                (Excluding            Turnover
                 Waivers)               Rate
---------------------------------------------------
  2004           (0.44)%              50.45%
  2003           (0.73)%              92.66%
  2002           (0.42)%             164.94%
  2001           (0.23)%             142.88%
  2000           (0.33)%             138.94%


1 Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31




                                                              Net
                    Net                                  Realized and                              Dividends
                   Asset                  Net             Unrealized                                 from              Distributions
                  Value,              Investment           Gains or                 Total             Net                  from
                 Beginning              Income              Losses                  from          Investment              Capital
                  of Year               (Loss)           on Securities           Operations         Income                 Gains
------------------------------------------------------------------------------------------------------------------------------------
  2004            $14.64               $(0.04)1              $2.76                  $2.72             --                 $(0.26)
  2003             10.90                (0.03)1               3.77                   3.74             --                   --
  2002             13.40                   --                (2.50)                 (2.50)            --                   --
  2001             12.49                   --                 0.98                   0.98             --                  (0.07)
  2000             11.92                 0.02                 3.34                   3.36          $(0.04)                (2.75)



                                                                                                                     Ratio
                                                                                                                    of Net
                                  Net                                       Net                                   Investment
                                Asset                                     Assets,             Ratio of              Income
                                Value,                                      End               Expenses              (Loss)
               Total              End                 Total               of Year            to Average           to Average
           Distributions        of Year              Return                (000)             Net Assets           Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  2004       $(0.26)           $17.10                18.86%               $46,766              1.17%               (0.26)%
  2003         --               14.64                34.31%                30,859              1.20%               (0.24)%
  2002         --               10.90               (18.66)%               13,693              1.20%               (0.07)%
  2001        (0.07)            13.40                 7.95%                 3,555              1.20%                0.07%
  2000        (2.79)            12.49                28.47%                   896              1.20%                0.19%

                                Ratio of Net
               Ratio             Investment
            of Expenses             Loss
            to Average           to Average
            Net Assets           Net Assets
            (Excluding           (Excluding
              Waivers              Waivers             Portfolio
            and Expense          and Expense           Turnover
            Reduction)           Reduction)              Rate
-------------------------------------------------------------------
  2004         1.17%               (0.26)%             123.19%
  2003         1.23%               (0.27)%             147.82%
  2002         1.47%               (0.34)%             197.63%
  2001         2.40%               (1.13)%             251.16%
  2000         4.52%               (3.13)%             260.64%


1Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31





                                                              Net
                    Net                                  Realized and                              Dividends
                   Asset                                  Unrealized                                 from              Distributions
                  Value,                  Net              Gains or                 Total             Net                  from
                 Beginning            Investment            Losses                  from          Investment              Capital
                  of Year               Income           on Securities           Operations         Income                 Gains
------------------------------------------------------------------------------------------------------------------------------------
  2004            $13.83                $0.21 1              $0.17                  $0.38          $(0.30)                   --
  2003             12.00                 0.35                 1.81                   2.16           (0.33)                   --
  2002             16.20                 0.30                (4.35)                 (4.05)          (0.15)                   --
  2001             16.13                 0.15 1               0.10                   0.25           (0.04)                $(0.14)
  2000             15.19                 0.07                 2.54                   2.61           (0.09)                 (1.58)




                                                                                                                       Ratio
                                    Net                                       Net               Ratio of              of Net
                                  Asset                                     Assets,             Expenses            Investment
                                  Value,                                      End              to Average             Income
                 Total             End                  Total               of Year                Net              to Average
             Distributions        of Year              Return                (000)               Assets             Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  2004          $(0.30)          $13.91                 2.85%              $64,049                0.92%                1.52%
  2003           (0.33)           13.83                18.29%               94,035                0.90%                1.53%
  2002           (0.15)           12.00               (25.07)%             141,322                0.87%                1.19%
  2001           (0.18)           16.20                 1.72%              332,970                0.86%                0.67%
  2000           (1.67)           16.13                17.88%              118,669                0.97%                1.30%

                                    Ratio of Net
                   Ratio             Investment
                of Expenses            Income
                to Average           to Average
                Net Assets           Net Assets
                (Excluding           (Excluding
                  Waivers              Waivers           Portfolio
                and Expense          and Expense         Turnover
                Reduction)           Reduction)            Rate
-----------------------------------------------------------------------
  2004              0.92%                1.52%             110.53%
  2003              0.90%                1.53%             224.47%
  2002              0.87%                1.19%             505.46%
  2001              0.86%                0.67%             652.60%
  2000              0.97%                1.30%            1137.60%

1 Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31





                                                              Net
                    Net                                  Realized and                              Dividends
                   Asset                  Net             Unrealized                                 from              Distributions
                  Value,              Investment           Gains or                 Total             Net                  from
                 Beginning              Income              Losses                  from          Investment              Capital
                  of Year               (Loss)           on Securities           Operations         Income                 Gains
------------------------------------------------------------------------------------------------------------------------------------
  2004            $17.49                $(0.13)1             $2.96                 $2.83               --                  --
  2003             12.58                 (0.07)1              4.98                  4.91               --                  --
  2002             18.57                 (0.10)              (5.66)                (5.76)              --                 $(0.23)
  2001             17.91                 (0.03)               1.04                  1.01             $(0.02)               (0.33)
  2000             13.46                  0.06                4.81                  4.87               --                  (0.42)



                                                                                                                       Ratio
                                                                                                                      of Net
                                    Net                                       Net               Ratio of            Investment
                                  Asset                                     Assets,             Expenses              Income
                                  Value,                                      End              to Average             (Loss)
                 Total            End of               Total                of Year                Net              to Average
             Distributions         Year               Return                 (000)               Assets             Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  2004            --              $20.32              16.18%                $154,841              1.20%              (0.77)%
  2003            --              17.49              39.03%                  219,398              1.20%              (0.48)%
  2002         $(0.23)            12.58             (31.11)%                 244,139              1.20%              (0.52)%
  2001          (0.35)            18.57               6.07%                  435,051              1.20%              (0.19)%
  2000          (0.42)            17.91              36.13%                  274,158              1.20%               0.28%


                                   Ratio of Net
                  Ratio             Investment
               of Expenses         Income (Loss)
               to Average           to Average
               Net Assets           Net Assets
               (Excluding           (Excluding
                 Waivers              Waivers               Portfolio
               and Expense          and Expense             Turnover
               Reduction)           Reduction)                Rate
------------------------------------------------------------------------
  2004            1.25%               (0.82)%                80.68%
  2003            1.24%               (0.52)%               125.35%
  2002            1.22%               (0.54)%               158.64%
  2001            1.20%               (0.19)%               125.30%
  2000            1.21%                0.27%                185.66%


1 Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE YEARS OR PERIODS ENDED DECEMBER 31


                                                              Net
                                                           Realized
                    Net                                       and                                    Net
                   Asset                                  Unrealized                                Asset
                  Value,                  Net              Gains or               Total            Value,
                 Beginning            Investment            Losses                from               End                Total
                of  Period               Loss            on Securities         Operations         of Period            Return
------------------------------------------------------------------------------------------------------------------------------------

  2004             $8.02               $(0.08)2             $0.12                $0.04              $8.06               0.50%
  2003              5.12                (0.07)2              2.97                 2.90               8.02              56.64%
  2002              8.49                (0.07)              (3.30)               (3.37)              5.12             (39.69)%
  20011            10.00                (0.02)              (1.49)               (1.51)              8.49             (15.10)%+

                                                                                                        Ratio
                                                                                                       of Net
                                                                Ratio              Ratio             Investment
                                                               of Net           of Expenses             Loss
                     Net                    Ratio            Investment         to Average           to Average
                   Assets,               of Expenses            Loss            Net Assets           Net Assets            Portfolio
                     End                 to Average          to Average         (Excluding           (Excluding            Turnover
                  of Period              Net Assets          Net Assets          Waivers)             Waivers)               Rate
------------------------------------------------------------------------------------------------------------------------------------

  2004          $4,390,461                 1.20%              (1.13)%              1.94%                 (1.87)%           80.70%
  2003           5,866,653                 1.20%              (1.13)%              1.79%                 (1.72)%           67.82%
  2002           5,419,380                 1.20%              (1.15)%              1.69%                 (1.64)%          114.11%
  20011          8,532,828                 1.20%*             (0.84)%*             2.60%*                (2.24)%*          56.26%+


 * Annualized.
 + Total return and portfolio turnover have not been annualized.
 1 Commenced operations on April 30, 2001.
 2 Per share calculations were performed using average shares for the year.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31




                                                              Net
                    Net                                  Realized and
                   Asset                                  Unrealized                             Distributions
                  Value,                  Net              Gains or                 Total            from
                 Beginning            Investment            Losses                  from            Capital               Total
                  of Year                Loss            on Securities           Operations          Gains            Distributions
------------------------------------------------------------------------------------------------------------------------------------

  2004            $ 2.18                  $(0.01)1         $  0.15                $  0.14             --                    --
  2003              1.50                   (0.02)1            0.70                   0.68             --                    --
  2002              3.26                   (0.03)            (1.73)                 (1.76)            --                    --
  2001             24.77                   (0.03)1          (14.63)                (14.66)           $(6.85)               $(6.85)
  2000             46.01                   (0.34)           (17.29)                (17.63)            (3.61)                (3.61)


                                                                                                                      Ratio
                                                                                                                   of Expenses
                                                                                                 Ratio             to Average
                 Net                                   Net                                      of Net             Net Assets
                Asset                                Assets,                Ratio             Investment           (Excluding
               Value,                                  End               of Expenses             Loss                Waivers
                 End              Total              of Year             to Average           to Average           and Expense
               of Year           Return               (000)              Net Assets           Net Assets           Reduction)
------------------------------------------------------------------------------------------------------------------------------------

  2004           $ 2.32           6.42%            $   145,141              1.13%                 (0.69)%            1.13%
  2003             2.18          45.33%                192,967              1.10%                 (0.84)%            1.10%
  2002             1.50         (53.99)%               168,266              1.08%                 (0.85)%            1.08%
  2001             3.26         (52.32)%               453,689              1.05%                 (0.58)%            1.05%
  2000            24.77         (42.12)%             1,160,087              1.04%                 (0.77)%            1.04%

                 Ratio of Net
                Investment
                   Loss
                to Average
                Net Assets
                (Excluding
                  Waivers             Portfolio
                and Expense           Turnover
                Reduction)              Rate
----------------------------------------------------
  2004            (0.69)%              76.42%
  2003            (0.84)%             167.83%
  2002            (0.85)%             236.25%
  2001            (0.58)%             285.73%
  2000            (0.77)%             311.59%

  1 Per share calculations were performed using average shares for the year.

    Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

For investors who want more information about the Portfolios, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

Provides more information about the Portfolios and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS:

Provides financial and performance information about the Portfolios and their investments and a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL
REPORTS OR OTHER INFORMATION AND FOR
SHAREHOLDER INQUIRIES:

BY MAIL:

PBHG INSURANCE SERIES FUND
P.O. BOX 419229
KANSAS CITY, MO  64141-6229

BY TELEPHONE:
1-800-347-9256

The SAI, annual and semi-annual reports are also available, free of charge, at WWW.PBHGFUNDS.COM. You may also contact the Participating Insurance Company for copies of these documents.

Reports and other information about PBHG Insurance Series Fund (including the
SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Insurance Series Fund are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.


Information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge by calling 800-433-0051 and on the Commission's website at www.sec.gov. PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange Commission's website at www.sec.gov.


The complete portfolio holdings of each Portfolio as of the end of each calendar quarter is available at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Portfolio's portfolio holdings for the following calendar quarter end. Further description of the Portfolios' policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

PBHG Insurance Series Fund's Investment Company Act file number 811-08009.


PBHG-ISF Prospectus 4/05

PBHG INSURANCE SERIES FUND
PRIVACY NOTICE

Protecting Your Personal Information

PBHG Insurance Series Fund has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Portfolios, such as other financial institutions with whom we have joint marketing agreements, or to the Portfolios' proxy solicitors. These companies may only use this information in connection with the services they provide to the Portfolios, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 8, 2005



                                     TRUST:
                           PBHG INSURANCE SERIES FUND


                                   PORTFOLIOS:
                        LIBERTY RIDGE GROWTH II PORTFOLIO
                    LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO
                  (FORMERLY KNOWN AS PBHG SELECT 20 PORTFOLIO)
                         LIBERTY RIDGE MID-CAP PORTFOLIO
              LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO
                      LIBERTY RIDGE SELECT VALUE PORTFOLIO
                    LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO
                        LIBERTY RIDGE SMALL CAP PORTFOLIO
               LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


                               INVESTMENT ADVISER:
                           LIBERTY RIDGE CAPITAL, INC.


     This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Insurance Series Fund (the "Trust") and the Liberty Ridge Growth II Portfolio, Liberty Ridge Large Cap Growth Portfolio, Liberty Ridge Mid-Cap Portfolio, Liberty Ridge Large Cap Growth Concentrated Portfolio, Liberty Ridge Select Value Portfolio, Liberty Ridge Small Cap Growth Portfolio, Liberty Ridge Small Cap Portfolio and the Liberty Ridge Technology & Communications Portfolio (the "Portfolios"). It should be read in conjunction with the Prospectus dated April 8, 2005. The Prospectus may be obtained without charge by calling 1-800-347-9256.

     The Annual Report for each Portfolio, except for page 1 thereof, is incorporated herein by reference and made a part of this document. The Annual Report may be obtained without charge by calling 1-800-347-9256.


                                TABLE OF CONTENTS


THE TRUST................................................................1
SETTLEMENTS AND PENDING LITIGATION.......................................1
DESCRIPTION OF PERMITTED INVESTMENTS.....................................2
INVESTMENT RESTRICTIONS.................................................24
TRUSTEES AND OFFICERS OF THE TRUST......................................30
5% AND 25% SHAREHOLDERS.................................................36
THE ADVISER.............................................................39
THE DISTRIBUTOR.........................................................48
THE ADMINISTRATOR AND SUB-ADMINISTRATOR.................................49
OTHER SERVICE PROVIDERS.................................................51
PORTFOLIO TRANSACTIONS..................................................51
PROXY VOTING............................................................54
DESCRIPTION OF SHARES...................................................55
PURCHASES AND REDEMPTIONS...............................................56
DETERMINATION OF NET ASSET VALUE........................................57
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS.................................57
PERFORMANCE INFORMATION.................................................62
FINANCIAL STATEMENTS....................................................62
CREDIT RATINGS..........................................................62
EXHIBITS...............................................................A-1

                                   THE TRUST

     The Trust is an open-end management investment company, which was originally incorporated in Maryland in 1997 and reorganized into a Delaware statutory trust on May 1, 2001. This Statement of Additional Information relates to all Portfolios of the Trust. Each Portfolio is diversified except for the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are non-diversified. No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in the Prospectus. Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") serves as the investment adviser to each Portfolio.

                       SETTLEMENTS AND PENDING LITIGATION

         In connection with the Adviser's settlements of market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General's Office ("NYAG"), the Adviser agreed to meet future obligations including the following:

     (a) maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser's Code of Ethics;

     (b) establish a corporate ombudsman to whom the Adviser's employees may communicate concerns about the Adviser's business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the Trust's independent Trustees;

     (c) undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;

     (d) reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust's portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

     (e) recommend in writing a senior officer ("Senior Officer") to the Trust's Board of Trustees to be hired by the Trust. The Senior Officer must have a title of at least Senior Vice President and may be the same person designated as the Trust's chief compliance officer. The Senior Officer must report at least quarterly to the Trust's Board and have the ability to retain consultants, experts or staff as necessary. In addition, the Senior Officer shall monitor compliance by the Trust and its investment advisers with Federal and state securities laws, state laws respecting conflicts of interest, fiduciary duties and codes of ethics and compliance manuals;

     (f)  allow the Senior Officer to assist the Trust's Board of Trustees in
          (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at "arms' length", and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

     (g) publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Trust's website and accompany each portfolio's prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Portfolio shareholders;

     (h) disclose with each periodic account statement sent to investors by the Adviser, its affiliates or a mutual fund for which the Adviser provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor's most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the "Hypothetical Fee and Cost Information");

     (i) maintain a prominent posting on the Trust's website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and

     (j) disclose the Hypothetical Fee and Cost Information in the Trust's applicable prospectuses.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (d) through (g) are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Trust. In this event, the Trust's Board of Trustees would be required to seek new management for the Portfolios or to consider other alternatives.

A list of pending civil lawsuits that involve the Adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the NYAG against various defendants is found in Exhibit C.

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

     COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. See "Description of Permitted Investments - General Risks of Investing in Stocks." In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Code and may trigger adverse tax consequences (see the "Taxes" section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a lose common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Portfolio's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

DERIVATIVES

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Portfolio may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Portfolio may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Port folio's assets, the Portfolio will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

     FUTURES TRANSACTIONS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Portfolios will not be registered with, or regulated by the CFTC as a commodity pool operator.

     No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Portfolio may earn interest income on its initial and variation margin deposits.

     A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.

     While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

     By establishing an appropriate "short" position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Portfolio, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures or index futures contracts, the Portfolio will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of such futures or index future contract.

     For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

OPTIONS

     Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Portfolio may utilize are discussed below.

     WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

     A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

     A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from a Portfolio's securities portfolio, that Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

     WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

     A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

     PURCHASING PUT AND CALL OPTIONS. A Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intends to purchase pending its ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

     SECURITIES INDEX OPTIONS. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities it intends to purchase. A Portfolio will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

     A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

     OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A Portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Portfolios.

     A Portfolio will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Portfolio's custodian and marking to market daily an amount sufficient to cover the futures contract.

     COMBINED POSITIONS. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OVER-THE-COUNTER OPTIONS. A Portfolio may enter into contracts to write over-the-counter options with primary dealers. The Portfolios have established standards of credit-worthiness for these primary dealers, although the Portfolio may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

     As with written exchange-traded options, a Portfolio must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Portfolio must treat its entire exposure under a contract as illiquid unless the contract provides that the Portfolio has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Portfolio an absolute right to repurchase the written option at a pre-established formula price, the Portfolio would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

     For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

     FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

     A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

     Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying the futures might advance and the value of the underlying instruments held in that Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

     Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

     OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

     Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. A Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

     An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Portfolio and clients advised by the Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Portfolio can write on a particular security.


SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of a Portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counter-party's credit-worthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Portfolio may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Portfolio's gains or losses. In order to reduce the risk associated with leveraging, a Portfolio may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

     EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Portfolio will be committed to pay.

     INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Portfolio may have to pay more money than it receives. Similarly, if a Portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Portfolio may receive less money than it has agreed to pay.

     CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

     The Portfolios may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs" and other exchange traded funds such as iShares). Since such mutual funds pay management fees and other expenses, shareholders of the Portfolios would indirectly pay both the Portfolio expenses and the expenses of underlying funds with respect to the Portfolio assets invested therein. Applicable regulations prohibit a Portfolio from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Portfolio owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Trust's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio's investments, the Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven (7) days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Portfolio limits the amount of total assets it invests in restricted securities to 15%.

FOREIGN CURRENCY TRANSACTIONS

     A Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     A Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

     In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisers may enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. A Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

     A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on the skill of the Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases a Portfolio's exposure to a foreign currency, and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Adviser's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

     The Portfolio will only invest in a security issued by a commercial bank if the bank:

          (i) Has total assets of at least $1 billion, or the equivalent in other currencies; and

          (ii) Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

          (iii) Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Portfolio may purchase.

BANKERS' ACCEPTANCE

     A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

     A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

COMMERCIAL PAPER

     The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES

     Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

     A synthetic convertible security is a combination investment in which a Portfolio purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Portfolio will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Portfolio's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years from the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Portfolio may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Portfolio does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Portfolio, the Trust's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

     Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market' s perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support") . Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     A Portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

     Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

     Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


     When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. Only the Small Cap and Mid-Cap Portfolios are permitted to invest in these securities. These Portfolios use segregated accounts to offset leverage risk.


ZERO COUPON BONDS

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

     A Portfolio may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Portfolio lends its securities, it will follow the following guidelines:

     o The borrower must provide collateral at least equal to the market value of the securities loaned;

     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     o    The Portfolio must be able to terminate the loan at any time;

     o The Portfolio must receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments); and

     o The Portfolio must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Portfolio could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     o    Experience delays in recovering its securities.

     The Portfolios currently do not intend to engage in securities lending.

SHORT SALES

     DESCRIPTION OF SHORT SALES. A security is sold short when a Portfolio sells a security it does not own. To sell a security short, a Portfolio must borrow the security from someone else to deliver it to the buyer. The Portfolio then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Portfolio repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     A Portfolio typically sells securities short to:

     o    Take advantage of an anticipated decline in prices,

     o    Protect a profit in a security it already owns.

     A Portfolio can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Likewise, a Portfolio can profit if the price of the security declines between those dates.

     To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A Portfolio will incur transaction costs in effecting short sales. A Portfolio's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

     SHORT SALES AGAINST THE BOX. In addition, a Portfolio may engage in short sales "against the box." In a short sale against the box, a Portfolio agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Portfolio will incur transaction costs to open, maintain and close short sales against the box.

     RESTRICTIONS ON SHORT SALES. A Portfolio will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio's net assets;

     o The market value of the securities of any single issuer that have been sold short by a Portfolio would exceed two percent (2%) of the value of a Portfolio's net assets; and

     o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Portfolio sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government securities the Portfolio is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     INTEREST RATES. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     PREPAYMENT RISK. This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Portfolio. If left unattended, drifts in the average maturity of a Portfolio can have the unintended effect of increasing or reducing the effective duration of the Portfolio, which may adversely affect the expected performance of a Portfolio.

     EXTENSION RISK. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     CREDIT RATING. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Credit Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Portfolio buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Portfolio may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

     Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations.

     The Small Cap Growth Portfolio and the Small Cap Portfolio invest extensively in small capitalization companies. The Mid-Cap Portfolio invests extensively in medium capitalization companies. In certain cases, the Growth II Portfolio and Technology & Communications Portfolio invest in securities of issuers with small or medium market capitalizations. While the Adviser intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

     Each Portfolio may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Portfolio invests may not be as great as that of other securities and, if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

     Each of the Portfolios may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

     Each Portfolio may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Portfolio is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Portfolio is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Portfolio's investments in technology companies. For example, the technology companies in which the Technology & Communications Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS")

     A Portfolio may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Portfolio with a small asset base. The impact of IPOs on a Portfolio's performance likely will decrease as the Portfolio's asset size increases, which could reduce the Portfolio's total returns. IPOs may not be consistently available to a Portfolio for investing, particularly as the Portfolio's asset base grows. Because IPO shares frequently are volatile in price, the Portfolios may hold IPO shares for a very short period of time. This may increase the turnover of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. By selling shares, a Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     A Portfolio's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

     The European Economic and Monetary Union (the "EMU") currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by a Portfolio because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

INTERFUND LOANS

     Each Portfolio may lend uninvested cash up to 15% of its net assets to other current and future PBHG Funds and PBHG Insurance Series Fund portfolios advised by Liberty Ridge Capital as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Liberty Ridge Capital ("Affiliated Funds") and each Portfolio may borrow from other Affiliated Funds to the extent permitted under such Portfolio's investment restrictions. If a Portfolio has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Portfolio's total assets, such Portfolio will secure all of its loans from other Affiliated Funds by pledging securities or other Portfolio assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Portfolio to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to PBHG Funds, PBHG Insurance Series Fund and Liberty Ridge Capital. Borrowing creates leverage and can magnify a Portfolio's losses, which risk is mitigated by limiting the amount that a Portfolio can borrow. See Investment Limitations - Non-Fundament al Restrictions number 3.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Portfolio has adopted certain fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by a majority vote of a Portfolio's shareholders. A majority vote of a Portfolio's shareholders is defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

     Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission and any exemptive order or similar relief granted to a Portfolio.


1. Each Portfolio, other than Liberty Ridge Large Cap Growth Concentrated Portfolio and Liberty Ridge Technology & Communications Portfolio, is a "diversified company" as defined in the 1940 Act. This means that a Portfolio will not purchase the securities of any issuer, if as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio, including Liberty Ridge Large Cap Growth Concentrated Portfolio and Liberty Ridge Technology & Communications Portfolio, from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.


     Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Portfolio may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Portfolio may not underwrite the securities of other issuers. This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933.

4. A Portfolio will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Portfolio's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.


     Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because Liberty Ridge Technology & Communications Portfolio has an investment policy to concentrate its investments in the group of industries within the technology and communications sector, this restriction does not apply to that Portfolio.

5. A Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Portfolio may not make personal loans or loans of its assets to persons who control or are under common control with the Portfolio, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Portfolio may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

     Please refer to Non-Fundamental Investment Restriction number 7 for further information.

     Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Portfolio also has adopted certain Non-Fundamental Investment Restrictions. A Non-Fundamental Investment Restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Liberty Ridge Capital Advised Portfolio." This term means other investment companies and their series portfolios that have Liberty Ridge Capital or an affiliate of Liberty Ridge Capital as an investment adviser.

1. A Portfolio may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.


2. In complying with the fundamental restriction regarding issuer diversification, each Portfolio, (other than Liberty Ridge Large Cap Growth Concentrated Portfolio and Liberty Ridge Technology & Communications Portfolio) will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

3. In complying with the fundamental restriction regarding industry concentration, a Portfolio may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance).

4. In complying with the fundamental restriction with regard to making loans, a Portfolio may lend up to 33 1/3 % of its total assets and may lend money to another Liberty Ridge Capital Advised Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Portfolios may rely.

5. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Portfolio may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Portfolio.


     Each Portfolio, including the Liberty Ridge Large Cap Growth Concentrated Portfolio and Liberty Ridge Technology & Communications Portfolio, may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market Portfolios, if any, and lend money to other Liberty Ridge Capital Advised Portfolios, subject to the terms and conditions of any exemptive orders issued by the SEC.


     Please refer to Non-Fundamental Investment Restriction number 5 for further information regarding lending money to a Liberty Ridge Capital Advised Portfolio.

     All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

     Each of the Large Cap Growth, Mid-Cap, Large Cap Growth Concentrated Portfolio, Small Cap Growth, Small Cap and Technology & Communications Portfolios has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Portfolio will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.



SENIOR SECURITIES

     The term "senior security," as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

     The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

     Under normal market conditions, each Portfolio expects to be fully invested in its primary investments. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

     Portfolio turnover will tend to rise during periods of market turbulence and decline during periods of stable markets. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The changes in the Portfolio's turnover rates are the result of changes in their trading activity.

     Please see the Financial Highlights tables in the Prospectus for each Portfolio's turnover rates.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


The Trust and Liberty Ridge Capital have adopted a Holdings Communication Policy (the "Holdings Policy") to safeguard Portfolio holdings information. Under the Holdings Policy, Portfolio holdings information related to each Portfolio, including the top holdings, will be made available to the general public at www.pbhgfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Adviser may receive portfolio holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"), as described below.

As part of the normal investment activities of each Portfolio, non-public portfolio holdings information may be provided to the Trust's service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, Counsel to the Trust or the independent Trustees, the Trust's auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trusts' independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Liberty Ridge Capital, provided that the service is related to the investment advisory services that Liberty Ridge Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:


     o a written request for non-standard disclosure must be submitted to and approved in writing by either Liberty Ridge Capital's chief compliance officer, general counsel or chief investment officer;

     o    the request must relate to an appropriate business purpose; and

     o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Liberty Ridge Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.


These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Liberty Ridge Capital regularly presents to the Trust's Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Liberty Ridge Capital and its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Liberty Ridge Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this Statement of Additional Information.


Listed below are the entities that currently receive non-standard disclosure of Portfolio holdings information. Neither the Trust, Liberty Ridge Capital nor any other entity receives any compensation or other consideration in connection with each such arrangement.

----------------------- --------------------------------------------- --------------------------------------------------------
ENTITY NAME             FREQUENCY OF HOLDINGS DISCLOSURE              RESTRICTIONS ON USE OF HOLDINGS INFORMATION
----------------------- --------------------------------------------- --------------------------------------------------------
----------------------- --------------------------------------------- --------------------------------------------------------
Standard & Poor's       Top 10 holdings quarterly on the 7th for      Holdings information may only be used for the specific
                        all Portfolios                                and legitimate business purpose to which the parties
                                                                      agreed. All holdings information is subject to a
                                                                      confidentiality agreement and there is a prohibition
                                                                      of trading based on the information received.
----------------------- --------------------------------------------- --------------------------------------------------------
----------------------- --------------------------------------------- --------------------------------------------------------



                       TRUSTEES AND OFFICERS OF THE TRUST

     The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087.

-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
-----------------------------------------------------------------------------------------------------------------------
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                     IN THE PBHG
                                          TERM OF                                    FUND FAMILY
                                          OFFICE AND                                 COMPLEX        OTHER
                        POSITION HELD     LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS, AND AGE  WITH THE TRUST    TIME SERVED    DURING PAST 5 YEARS         TRUSTEE        HELD BY TRUSTEE
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
Leigh A. Wilson         Chairman of      Trustee        Chief Executive Officer,          26        Trustee, The
(60)                    the Board        since 2005     New Century Living, Inc.                    Victory
                                                        (older adult housing)                       Portfolios since
                                                        since 1992; Director,                       1992, The Victory
                                                        Chimney Rock Winery LLC,                    Institutional
                                                        2000 to 2004, and Chimney                   Funds since 2003
                                                        Rock Winery Corp (winery),                  and The Victory
                                                        1985 to 2004.                               Variable
                                                                                                    Insurance Funds
                                                                                                    since 1998
                                                                                                    (investment
                                                                                                    companies - 22
                                                                                                    total
                                                                                                    portfolios).
                                                                                                    Trustee, PBHG
                                                                                                    Funds, since 2005
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
John R. Bartholdson     Trustee          Trustee        Chief Financial Officer,          26        Director, The
(60)                                     since 1997     The Triumph Group, Inc.                     Triumph Group,
                                                        (manufacturing) since 1992.                 Inc. since 1992.
                                                                                                    Trustee, PBHG
                                                                                                    Funds, since
                                                                                                    1995.  Trustee,
                                                                                                    Old Mutual
                                                                                                    Advisor Funds,
                                                                                                    since 2004.
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
Jettie M. Edwards       Trustee          Trustee        Consultant, Syrus                 26        Trustee, EQ
(58)                                     since 1997     Associates (business and                    Advisors
                                                        marketing consulting                        (investment
                                                        firm), 1986 to 2002                         company - 37
                                                                                                    portfolios) since
                                                                                                    1997.  Trustee,
                                                                                                    PBHG Funds, since
                                                                                                    1995.
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------
Albert A. Miller        Trustee          Trustee        Senior Vice President,            26        Trustee, PBHG
(70)                                     since 1997     Cherry & Webb, CWT                          Funds, since 1995.
                                                        Specialty Stores 1995 to
                                                        2000. Advisor and
                                                        Secretary, the Underwoman
                                                        Shoppes, Inc. (retail
                                                        clothing stores) 1980 to
                                                        2002.  Retired.
----------------------- ---------------- -------------- ---------------------------- -------------- -------------------


* Trustee of the Trust until such time as his or her successor is duly elected and appointed.



-----------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
NAME, ADDRESS, AND AGE  POSITION HELD      TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                        WITH THE FUND      OF TIME SERVED**
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
David J. Bullock (48)   President          President since 2003         Director, President and Chief Executive
                                                                        Officer since 2004, Old Mutual Capital, Inc.
                                                                        Trustee and President since 2004, Old Mutual
                                                                        Advisor Funds.  Chief Executive Officer,
                                                                        President and Director since 2003 and Chief
                                                                        Operating Officer in 2003, Liberty Ridge
                                                                        Capital.  Chief Executive Officer and Trustee
                                                                        since 2003, Old Mutual Investment Partners.
                                                                        Trustee since 2003, Old Mutual Fund
                                                                        Services.  Director since 2003, Old Mutual
                                                                        Shareholder Services, Inc.  President since
                                                                        2003, PBHG Funds.  President and Chief
                                                                        Executive Officer from 1998 to 2003,
                                                                        Transamerica Capital, Inc.
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
NAME, ADDRESS, AND AGE  POSITION HELD      TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                        WITH THE FUND      OF TIME SERVED**
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
Lee T. Cummings (41)    Vice President     Vice President since 2005    Vice President since 2001, Director of Sales
                                                                        and Marketing since 2004 and Director of
                                                                        Mutual Fund Operations from 1996 to 2001,
                                                                        Liberty Ridge Capital, Inc.  Vice President
                                                                        since 2003 and President from 1999 to 2003,
                                                                        Old Mutual Investment Partners.   Vice
                                                                        President since 2004, President from 1998 to
                                                                        2004, Old Mutual Fund Services.  Vice
                                                                        President since 2004 and President from 2001
                                                                        to 2004, Old Mutual Shareholder Services,
                                                                        Inc.  Treasurer, Chief Financial Officer and
                                                                        Controller from 1997 to 2005, PBHG Funds.
                                                                        Vice President since 2005, PBHG Funds.
                                                                        Treasurer, Chief Financial Officer and
                                                                        Controller from 1997 to 2005, PBHG Insurance
                                                                        Series Fund.  Treasurer, Chief Financial
                                                                        Officer and Controller from 2004 to 2005, Old
                                                                        Mutual Advisor Funds.
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
Edward J. Veilleux      Senior Vice        Senior Vice President        Senior Vice President since 2005, PBHG Funds.
(61)                    President          since 2005.  Employed for    President since May 2002, EJV Financial
                                           an initial term of three     Services, LLC. Director, Deutsche Bank (and
                                           years and thereafter for     predecessor companies) and Executive Vice
                                           successive one year terms    President and Chief Administrative Officer,
                                           unless terminated prior to   Investment Company Capital Corp (registered
                                           the end of the then          investment advisor and registered transfer
                                           current term                 agent) from 1987 to 2002.
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
John M. Zerr (42)       Vice President     Vice President and           Chief Operating Officer since 2004,
                        and Secretary      Secretary since 1997         Senior Vice President since 2001, and
                                                                        General Counsel and Secretary since
                                                                        1996, Liberty Ridge Capital, Inc.
                                                                        Executive Vice President, Secretary and
                                                                        General Counsel since 2004, Old Mutual
                                                                        Capital, Inc. Chief Operating Officer
                                                                        since 2004 and General Counsel and
                                                                        Secretary since 1998, Old Mutual
                                                                        Investment Partners. General Counsel and
                                                                        Secretary since 1998, Old Mutual Fund
                                                                        Services. General Counsel and Secretary
                                                                        since 2001, Old Mutual Shareholder
                                                                        Services, Inc. Vice President and
                                                                        Secretary since 2004, Old Mutual Advisor
                                                                        Funds. Vice President and Secretary
                                                                        since 1997, PBHG Funds. General Counsel
                                                                        and Secretary from 1996 to 2002, Pilgrim
                                                                        Baxter Value Investors, Inc.
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
Brian C. Dillon (41)    Vice President     Vice President since 2001    Vice President and Chief Compliance
                        and Chief          and Chief Compliance         Officer since 2001, Liberty Ridge
                        Compliance         Officer since 2004           Capital, Inc. Vice President and Chief
                        Officer                                         Compliance Officer since 2004, Old
                                                                        Mutual Capital, Inc. Vice President,
                                                                        Chief Compliance Officer and Registered
                                                                        Principal since 2001, Old Mutual
                                                                        Investment Partners. Chief Compliance
                                                                        Officer since 2001, Old Mutual Fund
                                                                        Services. Chief Compliance Officer since
                                                                        2001, Old Mutual Shareholder Services,
                                                                        Inc. Vice President and Chief Compliance
                                                                        Officer since 2004, Old Mutual Advisor
                                                                        Funds. Vice President since 2001 and
                                                                        Chief Compliance Officer since 2004,
                                                                        PBHG Funds. Chief Compliance Officer
                                                                        from 2001 to 2002, Pilgrim Baxter Value
                                                                        Investors, Inc. Chief Compliance Officer
                                                                        from 2001 to 2003, Pilgrim Baxter
                                                                        Private Equity Advisor. Vice President
                                                                        and Deputy Compliance Director from 1995
                                                                        to 2001, Delaware Investments.
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
NAME, ADDRESS, AND AGE  POSITION HELD      TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                        WITH THE FUND      OF TIME SERVED**
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
Robert E. Putney, III   Vice President     Vice President and           Senior Vice President, Deputy General Counsel
(44)                    and Assistant      Assistant Secretary since    and Assistant Secretary since 2004, Old
                        Secretary          2002                         Mutual Capital, Inc.  Deputy General Counsel
                                                                        since 2004, Vice President and Assistant
                                                                        Secretary since 2001 and Senior Legal Counsel
                                                                        from 2001 to 2004, Liberty Ridge Capital,
                                                                        Inc.  Senior Vice President and Deputy
                                                                        General Counsel since 2004, Assistant
                                                                        Secretary since 2001 and Senior Legal Counsel
                                                                        and Vice President from 2001 to 2004, Old
                                                                        Mutual Investment Partners.  Senior Vice
                                                                        President and Deputy General Counsel since
                                                                        2004, Assistant Secretary since 2001 and
                                                                        Senior Legal Counsel and Vice President from
                                                                        2001 to 2004, Old Mutual Fund Services.
                                                                        Senior Vice President and Deputy General
                                                                        Counsel since 2004, Assistant Secretary since
                                                                        2001 and Senior Legal Counsel and Vice
                                                                        President from 2001 to 2004, Old Mutual
                                                                        Shareholder Services, Inc.  Vice President
                                                                        and Assistant Secretary since 2004, Old
                                                                        Mutual Advisor Funds.  Vice President and
                                                                        Assistant Secretary since 2001, PBHG Funds.
                                                                        Senior Counsel and Assistant Secretary from
                                                                        2001 to 2002, Pilgrim Baxter Value Investors,
                                                                        Inc. Director and Senior Counsel from 1997 to
                                                                        2001, Merrill Lynch Investment Managers, L.P.
                                                                        and Princeton Administrators, L.P.  and
                                                                        holding various other positions with these
                                                                        companies from 1991 to 1997; Secretary of
                                                                        various Merrill Lynch and Mercury open-end
                                                                        funds, as well as Somerset Exchange Fund and
                                                                        The Europe Fund, Inc. until December 2001.

----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
Stephen F. Panner (34)  Treasurer, Chief   Treasurer, Chief Financial   Fund Administration Manager since 2000,
                        Financial          Officer, Controller since    Liberty Ridge Capital, Inc. and Old
                        Officer,           2005                         Mutual Fund Services. Treasurer, Chief
                        Controller                                      Financial Officer and Controller since
                                                                        2005 and Assistant Treasurer from 2000
                                                                        to 2005, PBHG Funds. Assistant Treasurer
                                                                        from 2000 to 2005, PBHG Insurance Series
                                                                        Fund. Assistant Treasurer from 2004 to
                                                                        2005, Old Mutual Advisor Funds. Fund
                                                                        Accounting Manager from 1997 to 2000,
                                                                        SEI Investments Mutual Funds Services.
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
William P. Schanne      Assistant          Assistant Treasurer since    Fund Administration Associate since 2001,
(32)                    Treasurer          2001                         Liberty Ridge Capital, Inc. and Old Mutual
                                                                        Fund Services.  Assistant Treasurer since
                                                                        2004, Old Mutual Advisor Funds.  Assistant
                                                                        Treasurer since 2001, PBHG Funds. Fund
                                                                        Accounting Supervisor from 1999 to 2001 and
                                                                        Fund Accountant from 1998 to 1999, PFPC Inc.
----------------------- ------------------ ---------------------------- -----------------------------------------------
----------------------- ------------------ ---------------------------- -----------------------------------------------
Michael E. Dresnin      Assistant          Assistant Treasurer since    Assistant Vice President, Legal Counsel and
(32)                    Secretary          2004                         Assistant Secretary since 2004 for Liberty
                                                                        Ridge Capital, Inc., Old Mutual Investment
                                                                        Partners, Old Mutual Fund Services and Old
                                                                        Mutual Shareholder Services, Inc.  Assistant
                                                                        Secretary of PBHG Insurance Series Fund and
                                                                        Old Mutual Advisor Funds since 2005.
                                                                        Associate from 1998 to 2004, Drinker Biddle &
                                                                        Reath LLP (law firm).
----------------------- ------------------ ---------------------------- -----------------------------------------------

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

The Trustees of the Trust are responsible for major decisions relating to each Portfolio's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of the Trust by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to the Trust. The Board of Trustees has two standing committees: Governance and Nominating Committee (formerly the Nominating and Compensation Committee) and an Audit Committee. Currently, the members of each Committee are John Bartholdson, Jettie Edwards, Leigh Wilson and Albert Miller, comprising all the disinterested Trustees of the Trust. The Governance and Nominating Committee selects and nominates those persons for membership on the Trust's Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of the Trust and selects independent, legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of the Trust with legal advice as needed. During the Trust's fiscal year ended December 31, 2004, the Governance and Nominating Committee held 3 meetings.


The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided; (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustee in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087, Attention:
SECRETARY OF PBHG INSURANCE SERIES FUND. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person's ownership of the Trust at the time the recommendation was made.

The Audit Committee oversees the financial reporting process for the Trust, monitoring the Trust's audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire Trust's Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During the Trust's fiscal year ended December 31, 2004, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Portfolio and the aggregate dollar range of shares of all funds advised by Liberty Ridge Capital, owned by each Trustee as of December 31, 2004.

-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------------------- -------------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED INVESTMENT
                                  DOLLAR RANGE OF EQUITY SECURITIES IN        COMPANIES IN THE PBHG FAMILY COMPLEX
       NAME OF TRUSTEE                        THE PORTFOLIOS                          OVERSEEN BY TRUSTEES
--------------------------------- ----------------------------------------- -------------------------------------------
--------------------------------- ----------------------------------------- -------------------------------------------
Leigh A. Wilson                               Not Applicable*                            Not Applicable*
--------------------------------- ----------------------------------------- -------------------------------------------
--------------------------------- ----------------------------------------- -------------------------------------------
John R. Batholdson                                  None                                $10,000 - $50,000
--------------------------------- ----------------------------------------- -------------------------------------------
--------------------------------- ----------------------------------------- -------------------------------------------
Jettie M. Edwards                                   None                                $50,000 - $100,000
--------------------------------- ----------------------------------------- -------------------------------------------
--------------------------------- ----------------------------------------- -------------------------------------------
Albert A. Miller                                    None                                  Over $100,000
--------------------------------- ----------------------------------------- -------------------------------------------

* Mr. Wilson was not appointed a Trustee until January 6, 2005. The information in this table is as of December 31, 2004.

Each current Trustee of the Trust received the following compensation during the fiscal year ended December 31, 2004:


                                                            PENSION OR
                                      AGGREGATE             RETIREMENT BENEFITS  ESTIMATED        TOTAL COMPENSATION FROM
                                      COMPENSATION FROM     ACCRUED AS PART OF   ANNUAL BENEFITS  TRUST AND TRUST COMPLEX
NAME OF PERSON, POSITION              TRUST                 TRUST EXPENSES       UPON RETIREMENT  PAID TO TRUSTEES*
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson,                        Not Applicable**            N/A                N/A              Not Applicable**
Trustee

John E. Bartholdson,                         $39,550                N/A                N/A                  $109,000
Trustee                                                                                            for services on two boards

Jettie M. Edwards,                           $33,400                N/A                N/A                  $92,500
Trustee                                                                                            for services on two boards

Albert A. Miller,                            $33,400                N/A                N/A                  $92,500
Trustee                                                                                            for services on two boards



*    Trust Complex means the Trust and PBHG Funds.


** Mr. Wilson was not appointed a Trustee until January 6, 2005. The information in this table is as of December 31, 2004.


CODES OF ETHICS

     The Trust's Board of Trustees, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Portfolios. The Codes of Ethics allow trades to be made in securities that may be held by a Portfolio, however, the Codes prohibit a person from taking advantage of Portfolio trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the Codes of Ethics of the Adviser and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's and Distributor's Codes of Ethics during the previous year.

                             5% AND 25% SHAREHOLDERS

     As of March 31, 2005, the following persons were the only persons who were record owners of 5% or more of the shares of the Portfolios. Any record owner of more than 25% of the shares of a Portfolio may be deemed a controlling person of that Portfolio. The percent of each Portfolio's shares owned by all officers and Trustees of the Trust as a group is less than 1 percent of the outstanding shares of each such Portfolio. The Trust believes that most of the shares referred to below were held by the persons indicated in the insurance company separate accounts for the benefit of contract owners or policyholders of variable insurance contracts.

LIBERTY RIDGE GROWTH II PORTFOLIO


Fidelity Investments Life Insurance Co.                             50.60%
82 Devonshire Street #H4C
Boston, MA  02109-3614

GE Life & Annuity Assurance Co.                                     22.40%
Attn: Variable Accounting
6610 W. Broad Street
Richmond, VA  23230-1702

American United Life Ins Company                                     8.06%
PO Box 1995
Indianapolis, IN  46206-9102

Annuity Investors Life Ins Co                                        6.92%
250 E. Fifth Street
Cincinnati, OH  45202-4119

Empire Fidelity Investments Life Insurance Co.                       5.28%
82 Devonshire Street #H4C
Boston, MA  02109-3605


LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


GE Life & Annuity Assurance Co                                      56.62%
Attn:  Variable Accounting
610 W. Broad Street
Richmond, VA  23230-1702

Annuity Investors Life Insurance Co.                                32.12%
250 E. Fifth Street
Cincinnati, OH  45202-4119

Great West Life & Annuity Insurance Company                          8.92%
Attn:  Investment Division
8515 E. Orchard Rd #2T2
Englewood, CO  80111-5002


LIBERTY RIDGE SMALL CAP PORTFOLIO


Fidelity Investments Life Insurance Co.                             92.17%
82 Devonshire Street #H4C
Boston, MA  02109-3614

Empire Fidelity Investments Life Insurance Company                   7.46%
82 Devonshire Street #H4C
Boston, MA  02109-3605

LIBERTY RIDGE MID-CAP PORTFOLIO


MONY Life Insurance Company of America                              51.86%
MONY Variable Account A-VA
The MONY Group
1740 Broadway MD 6-36
New York, NY  10019-4315

Annuity Investors Life Insurance Co.                                33.82%
250 E. Fifth Street
Cincinnati, OH  45202-4119

MONY Life Insurance Co.                                              7.41%
MONY Variable Account A-VA
The MONY Group
1740 Broadway MD 6-36
New York, NY 10019-4315


LIBERTY RIDGE SELECT VALUE PORTFOLIO


Fidelity Investments Life Insurance Co.                             74.13%
82 Devonshire Street #H4C
Boston, MA  02109-3614


MONY Life Insurance Co. of America                                   8.30%
MONY Variable Account A-VA
The MONY Group
1740 Broadway MD 6-36
New York, NY 10019-4315

Annuity Investors Life Insurance Co.                                 7.63%
250 E. Fifth Street
Cincinnati, OH  45202-4119


Empire Fidelity Investments Life Insurance Company                   7.40%
82 Devonshire Street #H4C
Boston, MA  02109-3605



LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


Fidelity Investments Life Insurance Co.                             67.94%
82 Devonshire Street #H4C
Boston, MA  02109-3614

Annuity Investors Life Insurance Co.                                15.14%
250 E. Fifth Street
Cincinnati, OH  45202-4119

Empire Fidelity Investments Life Insurance Company                   6.80%
82 Devonshire Street #H4C
Boston, MA  02109-3605

LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


Fidelity Investments Life Insurance Co.                             89.14%
82 Devonshire Street #H4C
Boston, MA  02109-3614

Empire Fidelity Investments Life Insurance Co.                      10.05%
82 Devonshire Street #H4C
Boston, MA  02109-3605


LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


First Variable Life Insurance Co.                                  100.00%
P.O. Box 830765
Birmingham, AL  35283-0765


                                   THE ADVISER

     The Trust and Liberty Ridge Capital, Inc. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

     As a result of a tender offer and merger, Old Mutual plc ("Old Mutual") became the ultimate parent company of Liberty Ridge Capital. Liberty Ridge Capital (formerly Pilgrim Baxter & Associates, Ltd.) is now an indirect wholly owned subsidiary of Old Mutual. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4 V 4GG, United Kingdom.

     Old Mutual Fund Services, the Trust's Administrator, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Adviser's parent, Old Mutual (US) Holdings Inc. (see "The Administrator" for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. Old Mutual Investment Partners (which also does business as PBHG Fund Distributors), the Trust's Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Adviser's parent, Old Mutual (US) Holdings Inc. (see "The Distributor" for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to PBHG Funds and Old Mutual Advisor Funds. The Adviser has discretionary management authority with respect approximately $5.4 billion in assets as of March 31, 2005. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

     The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for each Portfolio in accordance with the Portfolio's investment objectives, policies and limitations; (ii) make investment decisions for each Portfolio; and (iii) place orders to purchase and sell securities for each Portfolio, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust.

     The continuance of the Advisory Agreement with respect to each Portfolio after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement with respect to each Portfolio may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities of such Portfolio upon sixty (60) days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon sixty (60) days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

     For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Small Cap Portfolio's average daily net assets, 0.85% of each of the Growth II, Small Cap Growth, Technology & Communications, Mid-Cap, and Large Cap Growth Concentrated Portfolios' average daily net assets, 0.75% of the Large Cap Growth Portfolio's average daily net assets, and 0.65% of the Select Value Portfolio's average daily net assets. Advisory fee breakpoints are triggered once a Portfolio reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Portfolio exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

     In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement through December 31, 2005 with the Trust with respect to each Portfolio (the "Expense Limitation Agreement"), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than: 1.20% of the average daily net assets of the Growth II, Small Cap Growth, Small Cap, Mid-Cap, Technology & Communications and Large Cap Growth Concentrated Portfolios; 1.10% of the average daily net assets of the Large Cap Growth Portfolio; and 1.00% of the average daily net assets of the Select Value Portfolio. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. If in any fiscal year in which a Portfolio's assets are greater than $75 million and its "Total Operating Expenses" do not exceed the limits previously noted, the Board of Trustees may elect to reimburse the Adviser for any fees it waived or expenses it reimbursed on that Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

     For the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios paid and the Adviser waived the following advisory fees:


                                                                                                    Fees Waived
Portfolio                                           Fees Paid                                   Expenses Reimbursed
-------------------------------- ------------------------------------------------ ------------------------------------------------
                                      2002            2003             2004             2002           2003            2004
                                 -------------- --------------- ----------------- ----------------- ------------- ----------------
Growth II Portfolio                  $882,035        $665,377         $495,547               $0             $0               $0

Large Cap Growth Portfolio           $287,543        $218,521         $240,791               $0             $0               $0

Mid-Cap Portfolio                     $77,276        $173,280         $326,661          $24,265         $6,007               $0

Large Cap Growth Concentrated      $1,800,791      $1,423,709       $1,055,119               $0             $0               $0
Portfolio

Select Value Portfolio             $1,405,982        $762,179         $465,917               $0             $0               $0

Small Cap Growth Portfolio            $53,526         $41,901          $40,372          $30,454        $29,254          $34,794

Small Cap Portfolio                $3,562,904      $2,510,884       $1,655,878          $68,331       $108,409          $83,964

Technology & Communications        $2,301,37       $1,684,154       $1,315,113               $0             $0               $0
Portfolio



     Additional information regarding the portfolio manager of each Portfolio, as identified in the Prospectus, can be found in Exhibit D to this Statement of Additional Information.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

     In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

     The Trustees considered the following factors generally applicable to the
     Adviser:

     o Governance matters-- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters--The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

          The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

          o Nature and extent of services--The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

          o Performance--While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

          o Costs and profitability of Adviser and its affiliates-- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

          o Retention of key personnel--The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

          o Economies of scale--The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

          o Benefits derived by the Adviser from its relationship with the Portfolios --The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

          With respect to each Portfolio, the Trustees considered the following matters:

          o LIBERTY RIDGE GROWTH II PORTFOLIO--The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

          With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

          The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

          o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO-- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

          With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

          The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

          o LIBERTY RIDGE MID CAP PORTFOLIO--The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid Cap Portfolio.

          With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid Cap Portfolio during the prior calendar year.

          The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

          o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO-- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

          With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

          The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

          o LIBERTY RIDGE SELECT VALUE PORTFOLIO--The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

          With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

          The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

          o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO-- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

          With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

          The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

          o LIBERTY RIDGE SMALL CAP PORTFOLIO--The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

          With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

          The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

          o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO--The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

          With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

          The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

          In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective action that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

                                 THE DISTRIBUTOR

     Old Mutual Investment Partners (the "Distributor"), which also does business as PBHG Fund Distributors, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect, wholly-owned subsidiary of the Adviser's parent, Old Mutual (US) Holdings Inc. Prior to July 16, 2004, the Distributor was formally named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. The Distributor is contractually required to continuously distribute the securities of the Trust.

     The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

     From time to time, the Distributor or one or more of its corporate affiliates may make payments to insurance companies and other intermediaries who support the sale of Portfolio shares through administrative or recordkeeping support services or marketing support.


     For the calendar year ended December 31, 2004, the Distributor and/or its corporate affiliates paid each of the following intermediaries the specific amounts listed next to their names in connection with the administrative, recordkeeping support and/or marketing support services provided to the Trust:

Almerica Financial Life Insurance Co                        $ 2,852
American United Life - Annuity                               46,682
Annuity Investors Life                                      120,982
Empire Fidelity Investments                                 135,836
Fidelity Investments Life Insurance Co                    1,439,375
First Variable Life Insurance Co                             40,121
GE Life & Annuity Co                                         88,957
Great West Life & Annuity                                     6,415
MONY Life Insurance Co.                                      70,222
Ohio National Life Insurance Co.                              9,095

For the calendar year ended December 31, 2004, the Trust did not pay intermediaries out of its own assets for recordkeeping support (i.e., sub-transfer agency and other administrative) services provided to the Trust.

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

     The Trust and Old Mutual Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 25, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Portfolio's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, an affiliate of the Adviser and a wholly owned subsidiary of the Adviser's parent, Old Mutual (US) Holdings Inc., was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Prior to July 16, 2004, the Administrator was named PBHG Fund Services. Effective October 1, 2004, under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.1227% of the average daily net assets of each Portfolio. Prior to October 1, 2004, the Administrator was entitled to be paid monthly at an annual rate of 0.15% of the average daily net assets of each Portfolio. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

     For the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios paid and the Administrator waived the following administration fees:


----------------------------------------------------------------------------------------------------------------------------
               PORTFOLIO                                  FEES PAID                                FEES WAIVED
                                        ------------------------------------------------------------------------------------
                                             2002            2003           2004           2002         2003        2004
----------------------------------------------------------------------------------------------------------------------------
Growth II Portfolio                        $159,032        $117,419         $83,839          $0           $0          $0
Large Cap Growth Portfolio                  $57,508         $43,704         $46,035          $0           $0          $0
Mid-Cap Portfolio                           $13,637         $30,579         $54,673          $0           $0          $0
Large Cap Growth Concentrated Portfolio    $317,786        $251,243        $178,565          $0           $0          $0
Select Value Portfolio                     $324,457        $175,887        $103,069          $0           $0          $0
Small Cap Growth Portfolio                   $9,446          $7,394          $6,834          $0           $0          $0
Small Cap Portfolio                        $534,435        $376,633        $238,180          $0           $0          $0
Technology & Communications Portfolio      $406,124        $297,204        $222,238          $0           $0          $0




     The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into an amended and restated Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 1, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at the greater of an annual rate based on the combined average daily net assets of the Trust, PBHG Funds and Old Mutual Advisor Funds calculated as follows: (i) 0.0165% of the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion or an annual rate of 550,000 per Portfolio in the Trust, PBHG Funds and Old Mutual Advisor Funds. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

     For the fiscal years ended December 31, 2002, 2003 and 2004, the Administrator paid the Sub-Administrator the following sub-administration fees:

------------------------------------------ ---------------------------------------------------------------------------
                PORTFOLIO                                                  FEES PAID
                                           ---------------------------------------------------------------------------
                                                     2002                     2003                     2004
------------------------------------------ ------------------------- ------------------------ ------------------------
Growth II Portfolio                                $20,809                  $15,400                   $11,964

Large Cap Growth Portfolio                         $ 7,521                  $ 5,725                   $ 6,630

Mid-Cap Portfolio                                  $ 1,912                  $ 3,925                   $ 7,999

Large Cap Growth Concentrated Portfolio            $41,605                  $32,872                   $25,483

Select Value Portfolio                             $41,907                  $23,432                   $14,762

Small Cap Growth Portfolio                         $ 1,235                  $   961                   $   970

Small Cap Portfolio                                $69,610                  $49,158                   $33,920

Technology & Communications Portfolio              $52,003                  $38,631                   $31,674


                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

     DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Portfolios. Old Mutual Shareholder Services, Inc. ("OMSS"), an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Adviser's parent, Old Mutual (US) Holdings Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OMSS and the Administrator. The principal place of business of OMSS is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in Qualified Plans. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request.

CUSTODIAN

     Wachovia Bank, National Association (formerly named First Union National
Bank) ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP serves as the independent registered public accountants of the Trust.


                             PORTFOLIO TRANSACTIONS

     The Adviser is authorized to select brokers and dealers to effect securities transactions for each Portfolio. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer the Portfolios best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Portfolios. In the case of securities traded in the over-the-counter market, the Adviser expects normally to seek to select primary market makers. The Adviser will not direct brokerage to a broker-dealer as compensation for the sale of Portfolio shares.

     The Adviser may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Adviser. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

     Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Portfolios or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and such services may not be used exclusively, or at all, with respect to each Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Portfolios.

     The Adviser is permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, the services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

     The Portfolios may request that the Adviser direct the Portfolios' brokerage to offset certain expenses of the Portfolios. The Adviser attempts to fulfill directed brokerage subject to achieving best execution. Although the Adviser attempts to satisfy the Portfolios' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances the directed broker may riot offer the lowest commission or commission equivalents rate. This may cause the Portfolios to pay a higher rate of commission than might otherwise have been available had the Adviser been able to choose the broker or dealer to be utilized.

     By directing a portion of a portfolio's generated brokerage commissions, the Adviser may not be in a position to negotiate brokerage commissions or commission equivalents on the Portfolio's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser. In cases where the Portfolios have instructed the Adviser to direct brokerage to a particular broker or dealer, orders for the Portfolios may be placed after brokerage orders for accounts that do not impose such restrictions.

     The Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolios for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolios' or the Trust's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

     The Adviser is not permitted to compensate a broker-dealer for selling Portfolio shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio. Nonetheless, the fact that a broker-dealer sells Portfolio shares does not prohibit the Adviser from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, the Adviser has adopted, and the Trust's Board of Trustees has approved, policies and procedures reasonably designed to prevent
(1) the persons responsible for selecting brokers and dealers to effect the Portfolio's portfolio securities transactions from taking into account the brokers' and dealers' promotion or sale of Portfolio shares or shares of any other registered investment company and (2) the Trust and its investment adviser and principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions, or other remuneration to a broker or dealer as compensation for the promotion or sale of Portfolio shares or shares of any other registered investment company.


     During 2004, the following Portfolios bought and sold securities of their regular broker-dealers: Large Cap Growth Portfolio - Goldman Sachs, Citigroup, Wells Fargo, Morgan Stanley; Large Cap Growth Concentrated Portfolio - Goldman Sachs; Mid-Cap Portfolio - Friedman Billings Ramsey, Lehman Brothers, State Street; Select Value - Bank of America, Goldman Sachs, JP Morgan Chase, Bear Stearns, Morgan Stanley. As of December 31, 2004, the Large Cap Growth Portfolio had A $479,624 position in Goldman Sachs, a $41,405 position in Wells Fargo and a $313,170 position in Citigroup. The Large Cap Growth Concentrated Portfolio had a $3,849,480 position in Goldman Sachs. The Mid-Cap Portfolio had a $769,201 position in Friedman Billings Ramsey Group and a $334,016 position in State Street. The Select Value Portfolio had a $2,856,992 position in Bank of America, a $2,789,622 position in Citigroup, a $2,776,000 position in Morgan Stanley, a $2,288,880 position in Goldman Sachs and a $2,266,481 position in JPMorgan Chase. No other Portfolios held any positions in their regular broker dealers as of December 31, 2004.


     For the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios paid brokerage fees as follows:


-------------------------------------------------------------------------------------------------------------------
                                                 Total Amount Of        Total Amount Of        Total Amount Of
                                              Brokerage Commissions  Brokerage Commissions  Brokerage Commissions
                                                   Paid In 2002           Paid In 2003           Paid In 2004
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Growth II Portfolio(1)                               $711,924                $517,464               $101,779
Large Cap Growth Portfolio(1)                        $150,816                 $71,521                $41,502
Small Cap Portfolio(1)                             $3,143,190              $1,820,147               $982,501
Mid-Cap Portfolio(2)                                  $82,112                $134,098               $193,843
Select Value Portfolio(1)                          $3,900,764                $938,339               $281,748
Technology & Communications Portfolio(1)           $3,290,810              $1,774,265               $766,221
Large Cap Growth Concentrated Portfolio(1)           $889,012                $403,839               $217,729
Small Cap Growth Portfolio(3)                         $34,157                 $18,964                $24,356

(1) The total brokerage commissions paid by each Portfolio (except the Mid-Cap Portfolio and Small Cap Growth Portfolio) in 2004 was lower than the total brokerage commissions paid in prior periods, which was primarily due to a decrease in turnover of portfolio investments in each of the Portfolios.

(2) The Mid-Cap Portfolio paid higher brokerage commissions in 2004 than in prior periods, which was primarily due to an increase in the asset level of the Portfolio.

(3) The Small Cap Growth Portfolio paid higher brokerage commissions in 2004 than in prior periods, which was primarily due to an increase in turnover of portfolio investments.

                                  PROXY VOTING

     The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Portfolios' investments. The Guidelines generally assign proxy voting responsibilities for each Portfolio to the investment adviser or sub-adviser responsible for the management of such Portfolio. If an investment adviser or sub-adviser to a Portfolio that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the Adviser.

                              DESCRIPTION OF SHARES

     The Trust is authorized to issue an unlimited number of Shares of beneficial interest with a par value of $0.001 per Share. The Trustees may, from time to time, authorize the division of the Shares into one or more series, each of which constitutes a Portfolio. Each Share of a Portfolio represents an equal proportionate interest in that Portfolio with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders of that Portfolio. All consideration received by the Trust for Shares of any Portfolio and all assets in which such consideration is invested belong to that Portfolio and are subject to the liabilities related thereto.


VOTING RIGHTS, SHAREHOLDER LIABILITY AND TRUSTEE LIABILITY


     Each Share held entitles a shareholder to one vote for each dollar of net asset value of Shares held by the shareholder. Shareholders of each Portfolio of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire;
(b) any Trustee may be removed by a vote of at least two-thirds of the outstanding Shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) the trusteeship of any Trustee who has died shall be terminated upon the date of his death.

     Under current law, a separate account of an insurance company that offers Portfolio shares in VA Contracts and VLI Policies ("Participating Insurance Company") is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all Shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

     Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Portfolio for all losses and expenses of any shareholder of such Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations and the complaining party was held riot to be bound by the liability disclaimer.

     The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                            PURCHASES AND REDEMPTIONS

     Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy. Shares of each Portfolio are offered on a continuous basis.

     PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

     The Portfolios reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners or VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

     REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Trust or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company, Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

     The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has permitted by order. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

     Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DETERMINATION OF NET ASSET VALUE

     The securities of each Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

     Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange are valued at the last sale price. Portfolio securities quoted on a national market system are valued at the official closing price, or if there is none, at last sales price. Other securities are quoted at the most recent bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price, on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recently quoted bid price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Trust, if any, are valued at their fair value as determined in good faith by the Board of Trustees.

     An example showing how to calculate the net asset value per share is included in each Portfolio's financial statements, which are incorporated by reference into this Statement of Additional Information.


                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

TAXES

     For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus. The following is only a summary of certain income tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

     The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Portfolio intends to qualify and elect to be treated as a regulated investment company ("RIC") that is taxed under the rules of Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner or VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

     In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders an amount at least equal to the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Portfolio must meet several other requirements. Among these requirements are the following: (i) each Portfolio must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Portfolio's business of investing in such stock, securities or currencies), and (for Portfolio taxable years beginning after October 22, 2004) net income derived from certain publicly traded partnerships (the "Income Requirement"); (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in securities of certain publicly traded partnerships (for Portfolio taxable years beginning after October 22, 2004), (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Portfolio may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

     For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Portfolio's principal business may, under regulations not yet issued, be excluded from qualifying income.

     If a portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders.

     From time to time, legislation has been proposed that would treat a redemption of shares of the Portfolios by VA Contracts and VLI Policies as a taxable transaction, and it can be expected that similar proposals may be introduced in Congress in the near future. The Trust cannot predict what proposals, if any, might be enacted or whether such proposals, if enacted, would apply retroactively to shares of the Portfolios that are issued and outstanding as of the date of enactment.

     PORTFOLIO DISTRIBUTIONS. Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 96% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

     Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

     INTERNAL REVENUE SERVICE REQUIREMENTS. The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on segregated asset accounts of insurance companies as a condition of maintaining the tax deferred status of VA Contracts and VLI Policies.

DIVIDENDS AND DISTRIBUTIONS

     Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

     WITHHOLDING. In certain cases, a Portfolio will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

     INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss for income and excise tax purposes. Such Code Section 988 gains or losses will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Portfolio shares.

     HEDGING TRANSACTIONS. Some of the forward foreign currency exchange contracts, options and futures contracts that the Portfolios may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

     Generally, the hedging transactions in which the Portfolios may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Portfolios of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Portfolios (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Each Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Transactions that may be engaged in by certain of the Portfolios (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Portfolio holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Portfolio will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

     Requirements relating to each Portfolio's tax status as a RIC may limit the extent to which a Portfolio will be able to engage in transactions in options and futures contracts.

STATE TAXES

     Distributions by a Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

MISCELLANEOUS CONSIDERATIONS

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Prospective shareholders are encouraged to consult their tax advisers as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Portfolio.

SECTION 817 DIVERSIFICATION REQUIREMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the VA Contracts and VLI Policies (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a VA Contract or VLI Policy owner with respect to the increase in the value of the VA Contract or VLI Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the VA Contracts and VLI Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. Provided that all of the beneficial interests in the Portfolios are owned by one or more (1) insurance companies in their general account or in segregated asset accounts, or (2) fund managers in connection with the creation or management of a regulated investment company or trust, the diversification requirements of section 817 will be applied on a look-through basis to the assets held by the Portfolios, and the interests in the Portfolios will be disregarded.

     The Treasury Regulations amplify the diversification standards set forth in
Section 817 (h). Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer. Certain Portfolios holding Treasury securities may be able to avail themselves of an alternative diversification test provided under the Treasury Regulations.

     Each Portfolio will be managed with the intention of enabling segregated asset accounts funding the VA Contracts and VLI Policies to comply with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

                             PERFORMANCE INFORMATION

     From time to time, a Portfolio may advertise yield and/or total return. Such performance data for a Portfolio should be distinguished from the rate of return of a corresponding division of a Participating Insurance Company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. The Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

     The Portfolio's results will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period.

                              FINANCIAL STATEMENTS


     PricewaterhouseCoopers LLP ("PWC") located at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, serves as the independent registered public accountants for the Trust. PWC provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.
     The audited financial statements for each Portfolio for the fiscal year ended December 31, 2004 and the report of the independent auditors for that year are included in the Trust's Annual Report to Shareholders dated December 31, 2004. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information.

     The financial statements for each Portfolio in the Trust's Annual Report have been audited by PWC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

     The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification code maintained by Bloomberg L.P.


                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments . This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c           This is the lowest -rated class of preferred or preference stock.
            Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+)    Moody's applies numerical modifiers 1, 2, and 3 in each rating
or minus    classifications "aa" through "bb" The (-) modifier 1 indicates
(-)         that the security ranks in the higher end of its generic
            rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa         Bonds which are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds which are rated "Ba" are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not       Issuers rated Not Prime do not fall within any of the Prime rating
Prime     categories.
                      .


STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters . However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC   An obligation rated `CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the following of a bankruptcy petition or the taking of 6 similar action if payments on an obligation are jeopardized.


     Plus ( + ) or minus ( - ): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-l A short-term obligation rated `A-l' is rated in the highest category by Standard s Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign ( + ). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains . Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around
             90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

             Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added " + " to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than 'Fl'.

     Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

                                    EXHIBIT A

                                   PBHG FUNDS
                           PBHG INSURANCE SERIES FUND

                             PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the PBHG Funds and the PBHG Insurance Series Fund (collectively, "PBHG" or "PBHG Funds") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). PBHG recognizes that proxies have an economic value and in voting proxies, PBHG seeks to maximize the value of our investments and our shareholders' assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio's investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, PBHG generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective PBHG portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a PBHG Fund that invests in voting securities. If an investment adviser to a PBHG Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

                  DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds' assets.

PBHG's Guidelines as they relate to certain common proxy proposals are summarized below along with PBHG's usual voting practice. As previously noted, an adviser or sub-adviser to PBHG will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

BOARD OF DIRECTORS

     o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

     o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.


---------------
1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

APPROVAL OF INDEPENDENT AUDITORS

     o We generally vote FOR proposals seeking to ratify the selection of auditors.

     o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

SHAREHOLDER RIGHTS

     o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

     o We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to that eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

     o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

     o We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

     o We will evaluate on a case-by-case basis proposals requesting a change in a company's state of incorporation.

CAPITAL STRUCTURE

     o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

     o We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue;
          (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; and (10) regarding recapitalizations.

EXECUTIVE AND DIRECTOR COMPENSATION

     o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; and (8) asking the company to expense stock options (9) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

     o We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws and (9) by shareholders regarding all other executive and director pay issues.

MERGERS AND CORPORATE RESTRUCTURINGS

     o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

     o We generally vote FOR PROPOSALS: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

     o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GE ingredients; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

          OTHER SITUATIONS

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable PBHG Fund and its shareholders.

                              CONFLICTS OF INTEREST

PBHG recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a PBHG Fund, the PBHG Funds themselves will not have a conflict of interest with fund shareholders in the voting of proxies. PBHG expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective PBHG Fund and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

                DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD

PBHG will fully comply with all applicable disclosure obligations under the Rule. These include the following:

     o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. PBHG Fund website, SEC web site, and toll free phone number).

     o Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

     o Disclosure in shareholder reports and in the SAI that information regarding how PBHG voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

PBHG will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

PBHG will respond to all requests for guideline descriptions or proxy records within three business days of such request.

                       MAINTENANCE OF PROXY VOTING RECORDS

PBHG's administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a PBHG Fund as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

                        REVIEW OF PROXY VOTING GUIDELINE

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to PBHG will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.


DATED: MAY 2004

                                    EXHIBIT B
                          ADVISER PROXY VOTING POLICIES

                               Proxy Voting PolIcY

INTRODUCTION

Liberty Ridge Capital, Inc. ("Liberty Ridge Capital, Inc.") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

PROXY OVERSIGHT COMMITTEE

Liberty Ridge Capital, Inc. has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Senior Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

o Approving Liberty Ridge Capital, Inc.'s Proxy Voting Policy (the "Policy") and related Procedures;

o    Reviewing reports of proxy votes cast;

o Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;

o Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;

o    Reviewing the proxy voting policies of sub-advisers;

o    Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

SUMMARY OF PROXY VOTING GUIDELINES

Liberty Ridge Capital, Inc.'s Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

Board of Directors

     o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

     o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors; (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size of the board without shareholder approval;
          (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

Approval of Independent Auditors

     o We generally vote FOR proposals seeking to ratify the selection of auditors.

     o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

     o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

     o We generally vote for proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

     o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

     o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

Corporate Governance

     o We generally vote for proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

     o We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

Capital Structure

     o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.

     o We generally vote against proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue;
          (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

Executive and Director Compensation

     o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive;
          (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (9) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws; (10) seeking to put option repricings to a shareholder vote; and (11) requesting the company to expense stock options; (12) advocating the use of performance-based equity awards;
          (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and (4) requesting retirement plans for non-employee directors.

     o We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.


Mergers and Corporate Restructurings

     o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

     o We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and
          (7) seeking to amend the company's EEO policy to include sexual orientation.

     o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GE ingredients; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restrict the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production;
          (16) requesting a company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

Other Situations

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

     Liberty Ridge Capital, Inc. seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. Occasions may arise during the voting process in which the best interest of clients might conflict with the third party vendor's interests. The third party vendor has developed an insulated wall ("chinese wall") as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited. Furthermore, the third party vendor will periodically provide a periodic update for Liberty Ridge Capital, Inc.'s consideration in evaluating the third party vendors' recommendations

While it is generally expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the CIO and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Liberty Ridge Capital, Inc. has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Liberty Ridge Capital, Inc. may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

o Companies with whom Liberty Ridge Capital, Inc.2 has a material business relationship;

o Companies where a Liberty Ridge Capital, Inc. employee, or spouse of a Liberty Ridge Capital, Inc. employee, is a senior officer or director or has a material business relationship;

o Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.


-------------------------------
2 In this context, we are referring to all matters that may give rise to a potential material conflict for Liberty Ridge Capital, Inc., including those related to the business activities of its advised and sponsored mutual fund family.

DISCLOSURE TO CLIENTS

Liberty Ridge's Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital, Inc .will provide clients a copy of the complete Policy. Liberty Ridge Capital, Inc. will also provide to clients, upon request, information on how their securities were voted.

PROXY VOTING PROCEDURES

         RECONCILIATION PROCESS

Upon Liberty Ridge Capital, Inc. 's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Liberty Ridge Capital, Inc.'s records. Because Liberty Ridge Capital, Inc. is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Liberty Ridge Capital, Inc. no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

         VOTING IDENTIFIED PROXIES

A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Liberty Ridge Capital, Inc. of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Liberty Ridge Capital, Inc. is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Liberty Ridge Capital, Inc. may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Liberty Ridge Capital, Inc. is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Liberty Ridge Capital, Inc. may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client's securities lending program;
(2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

         PROXY VOTING PROCEDURE

The Proxy Voting Clerk generally votes proxies, as follows:

     (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

     (b) The Proxy Voting Clerk compares outstanding proxies against a list of the third party vendor's clients, supplied periodically by the third party vendor, to determine whether a potential for conflict may exist.

     (c) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review along with a determination as to whether there is a potential conflict of interest on behalf of the third party vendor;

     (d) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

     (e) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

     (f) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

     (g) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

     (h) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

     (i) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

     (j) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

MAINTENANCE OF PROXY VOTING RECORDS

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

     o    These policy and procedures, and any amendments thereto;
     o    Each proxy statement (maintained on a third party automated system);
     o Record of each vote cast (maintained on a third party automated system);
     o Documentation, if any, created by Liberty Ridge Capital, Inc. that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
     o    Various reports related to the above procedures; and
     o Each written client request for information and a copy of any written response by Liberty Ridge Capital, Inc. to a client's written or oral request for information.

                                    EXHIBIT C

                               PENDING LITIGATION

     The Trust's prospectuses describe multiple lawsuits, including class action and shareholder derivative suits, which have been filed against PBHG Funds, Liberty Ridge Capital and certain related parties. These cases have been centralized in a Federal Multi-District Litigation proceeding (the "MDL Litigation") in the U.S. District Court for the District of Maryland (the "MDL Court"). Liberty Ridge Capital does not currently believe that any of these lawsuits will materially impact either its ability to provide investment advisory services to the Portfolios or the operations of the Portfolios themselves. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

     The designated lead plaintiffs in these cases filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: PBHG Funds; old Mutual plc and certain of its subsidiaries, including Liberty Ridge Capital, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule l0b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the "1940 Act"); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorney's fees and expert fees.

     The consolidated amended complaint for the derivative action suits names as defendants: PBHG Funds (as nominal defendant); the Trustees of PBHG Funds; Liberty Ridge Capital, Old Mutual Investment Partners, Old Mutual Fund Services and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds' adviser and distributor; rescinding PBHG Funds' management and other contracts with PBHG Funds' adviser, distributor and other defendants; rescinding PBHG Funds' 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds' adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorney's and experts' fees.

     While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

     STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

     AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts, fees and other costs; and equitable/injunctive relief.

     LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund; PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG mutual Funds"); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

     ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

     STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys, and experts' fees and other costs.

     CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.

     ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG DISCIPLINED EQUITY FUND, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG Mutual Funds"), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts- fees and other costs.

     KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

     MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other Costs.

     RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

     MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG LARGE CAP VALUE FUND, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap FUND, PBHG SMALL CAP Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.

     BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG Mutual Funds"), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

     ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD J. BAXTER AND DOES I THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.

                                    EXHIBIT D

                               PORTFOLIO MANAGERS

                             AS OF DECEMBER 31, 2004

                            INVESTMENTS IN EACH FUND

                                                                                         DOLLAR RANGE OF INVESTMENTS
NAME OF PORTFOLIO MANAGER          NAME OF FUND                                                  IN EACH FUND
-------------------------          ------------                                         ----------------------------
Samuel H. Baker                    Liberty Ridge Growth II Portfolio                                 None

Michael S. Sutton                  Liberty Ridge Large Cap Growth Portfolio                          None

                                   Liberty Ridge Large Cap Growth Concentrated                       None
                                   Portfolio

Jerome J. Heppelmann               Liberty Ridge Select Value Portfolio                              None

                                   Liberty Ridge Mid-Cap Portfolio                                   None

James M. Smith                     Liberty Ridge Small Cap Growth Portfolio                          None

James B. Bell, III                 Liberty Ridge Small Cap Portfolio                                 None


                      DESCRIPTION OF COMPENSATION STRUCTURE

         The Adviser seeks to maintain a compensation program that is competitive relative to investment management industry standards to attract and retain superior investment professionals. For each portfolio manager, the Adviser's compensation structure includes the following components: base salary, annual bonus, annual cash payments relating to interests under a phantom equity plan, deferred profit sharing, and the ability to participate in a voluntary income deferral plan. Samuel H. Baker and James M. Smith also receive performance based compensation and Samuel H. Baker receives life and disability insurance in connection with their management of unregistered investment funds ("Private Funds"). Each of these components of compensation is described below.

     o Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

     o Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are principally tied to investment performance versus appropriate peer groups and benchmarks (with respect to the Portfolios, the Portfolios' primary benchmarks are used) and are based on pre-tax performance over varying periods. Greater emphasis is placed on returns for periods longer than one year and lesser emphasis on one-year returns, which serves to align the compensation of portfolio managers with longer-term positive investment performance. A smaller portion of the bonuses is based on qualitative factors, which may include marketing and client service activities.

     o Phantom Equity Plan. Each portfolio manager is eligible to receive equity incentives in the form of "phantom equity." Phantom equity gives the portfolio managers the right (subject to certain terms and conditions) to participate in the future growth of the Adviser, as if the portfolio managers were the owners of shares of the Adviser's common stock. Phantom equity units vest over time, so as to create retention incentives.

     o Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of the Adviser.

     o Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

     o Performance Based Compensation. Samuel H. Baker and James M. Smith , as portfolio managers of the Private Funds, are eligible to receive a fixed portion of any performance based fee earned by the Adviser as investment adviser to the Private Funds. The performance based fee is based on the pre-tax performance of the Private Funds.

     o Insurance. The Adviser pays the premiums for life and disability insurance for Samuel H. Baker in connection with his role as portfolio manager of the Private Funds.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of Liberty Ridge Capital.

                             OTHER MANAGED ACCOUNTS

Certain of PBHG Insurance Series Fund's portfolio managers also manage other mutual funds for which Liberty Ridge Capital acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects accounts other than the Portfolios for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on performance of the account ("performance-based fees"), that information is specifically identified.

------------------------------------ ---------------------------------------------------------------------------------
     NAME OF PORTFOLIO MANAGER       NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS
                                     IN EACH CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Samuel H. Baker                      5 Registered Investment Companies with $848 million in total assets under management
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with $238 million in total assets under management, one of which charges a performance based fee
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Michael S. Sutton                    7 Registered Investment Companies with $575.8 million in total assets under management
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     40 Other Accounts with $164.2 million in total assets under management
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Jerome J. Heppelmann                 7 Registered Investment Companies with $656.7 million in total assets under management
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
James M. Smith                       7 Registered Investment Companies with $546.3 million in total assets under management
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with  $238 million in total assets under management, one of which charges a performance based fee
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     3 Other Accounts with $7.4 million in total assets under management
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
James B. Bell, III                   5 Registered Investment Companies with $97.4 million in total assets under management
------------------------------------ ---------------------------------------------------------------------------------


                              CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one Portfolio or other account. In managing the Portfolios, the portfolio managers may be presented with the following conflicts of interest:

     o The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The Adviser seeks to mitigate these conflicts by having portfolio managers focus on a distinct investment discipline and reviewing composite performance for dispersion in investment performance among accounts within the same composites.

     o The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including Initial Public Offerings (IPOs), to such account. This is because performance based fees give the Adviser the opportunity to increase its advisory fee as a result of the account performing well, a portion of which is paid to the portfolio manager. In addition, the portfolio managers of the Private Funds have personal investments in the Private Funds, which could also incentivise those managers to allocate their best investment ideas to the Private Funds instead of the Portfolios. The Adviser attempts to manage these types of conflicts through its trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

     o Portfolio managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers' decisions with respect to purchasing or selling the same securities for the Portfolios. To mitigate this potential conflict of interest, the Adviser's Code of Ethics requires portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer of the Adviser. The Code of Ethics also requires portfolio managers to regularly report to the Adviser the securities that the portfolio manager beneficially owns so that the Adviser's compliance staff can monitor the Portfolios' trade activities in those securities. If a portfolio manager identifies an investment opportunity that may be suitable for more than one Portfolio or other account, the Portfolio may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. The Adviser has instituted a trade allocation policy that attempts to treat all clients of the Adviser equitably in such an event.

     o The Adviser has discretion to select brokers for the execution of trades for the Portfolios, subject to its duty to seek best execution. However, certain of the Adviser's clients direct the Adviser to use certain brokers to execute transactions for that client's account. A conflict could result from the Adviser having to place separate, non-simultaneous transactions for a Portfolio and another account that could negatively affect the market price of the Portfolio security or the execution of the transaction.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

         (a) Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 10 filed March 2, 2001.


                  (1) Schedule A dated January 26, 2005 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 20 filed February 22, 2005.


         (b) Bylaws. Incorporated herein by reference to PEA No. 10 filed March 2, 2001.

                  (1) Amendment to By-Laws executed February 18, 2004. Incorporated herein by reference to PEA No. 18 filed on April 30, 2004.

         (c) Instruments Defining Rights of Security Holders.

                  (1) Articles II, VI, VII and IX of the Agreement and Declaration of Trust incorporated herein by reference to PEA No. 10 filed March 2, 2001.

                  (2) Article IV of the Bylaws incorporated herein by reference to PEA No. 18 filed April 30, 2004.

         (d) Investment Advisory Agreement.

                  (1) Executed Investment Advisory Agreement dated May 1, 2001 by and between the Registrant, on behalf of PBHG Growth II, PBHG Large Cap Growth, PBHG Mid-Cap Value, PBHG Large Cap Growth Concentrated, PBHG Select Value, PBHG Small Cap Growth, PBHG Small Cap Value and PBHG Technology & Communications Portfolios of the Registrant, Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.). Incorporated herein by reference to PEA No. 15 filed April 29, 2002.


                           (i) Amended Schedule A to the Investment Advisory
                               Agreement. Attached as Exhibit.

         (e) Distribution Agreement. Distribution Agreement dated July 8, 2004 by and between the Registrant and Old Mutual Investment Partners. Attached as Exhibit.


         (f)      Not Applicable

         (g) Custodian Agreement. Executed Custodian Agreement dated February 26, 2002 by and between the Registrant and Wachovia Bank, National Association (successor to First Union National Bank, N.A.). Incorporated herein by reference to PEA No. 15 filed April 29, 2002.

         (h)      Other Material Contracts.

                  (1) Transfer Agency Agreement by and between the Registrant and DST Systems, Inc. incorporated herein by reference to PEA No. 3 filed February 13, 1998.

                           (i) Schedule A to Transfer Agency Agreement by and between the Registrant and DST Systems, Inc. incorporated herein by reference to PEA No. 7 filed February 28, 2000.

                           (ii) Addendum to Agency Agreement by and between the Registrant and DST Systems, Inc. incorporated herein by reference to PEA No. 8 filed December 20, 2000.

                           (iii) Amended Exhibit A dated March 1, 2001 to add the PBHG Small Cap Growth Portfolio to the Agency Agreement. Incorporated herein by reference to PEA No. 15 filed April 29, 2002.

                  (2) Executed Administrative Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services. Incorporated herein by reference to PEA No. 15 filed April 29, 2002.

                           (i) Amended Schedule A dated March 1, 2001 to add the PBHG Small Cap Growth Portfolio the Administrative Services Agreement.
                                    Incorporated herein by reference to PEA No.
                                    15 filed April 29, 2002.


                           (ii) Amendment dated October 1, 2004 to the Administrative Services Agreement. Attached as Exhibit.


                  (3) Executed Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Mutual Funds Services incorporated herein by reference to PEA No. 10 filed March 2, 2001.


                           (i) Amendment No. 1 dated February 1, 2004 to the Sub-Administrative Services Agreement. Incorporated herein by reference to PEA No. 20 filed February 22, 2005.


                  (4) Executed Expense Limitation Agreement dated May 1, 2001 between the Registrant and Pilgrim Baxter & Associates, Ltd. Incorporated herein by reference to PEA No. 15 filed April 29, 2002.


                           (i) Amended Schedule A to add the PBHG Stable Value Portfolio to the Expense Limitation Agreement. Incorporated herein by reference to PEA No. 15 filed April 29, 2002.


                  (5) Organizational Expense Reimbursement Agreement dated April 1, 1997 between the Registrant and Pilgrim Baxter & Associates, Ltd. incorporated herein by reference to PEA No. 3 filed February 13, 1998.

         (i)      Consent of Counsel. Attached as Exhibit.


         (j)      Consent of Independent Auditors. Attached as Exhibit.


         (k)      Not Applicable

         (1) Stock Subscription Agreement dated March 6, 1997 incorporated herein by reference to PEA No. 5 filed February 11, 1999.

         (m)      Not Applicable

         (n)      Not Applicable

         (o)      Not Applicable

         (p)      Code of Ethics.


                  (1) Amended Code of Ethics of Registrant, dated January 2005. Incorporated herein by reference to PEA No. 20 filed February 22, 2005.

                  (2) Amended Code of Ethics of Liberty Ridge Capital, Inc., dated January 29, 2005. Incorporated herein by reference to PEA No. 20 filed February 22, 2005.

                  (3) Code of Ethics of Old Mutual Investment Partners, dated January 2005. Incorporated herein by reference to PEA No. 20 filed February 22, 2005.

         (q) Other: Power of Attorney. Attached as Exhibit.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION
The Agreement and Declaration of Trust of the Registrant include the following:

                                  ARTICLE VIII
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 8.1. Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

         Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law. The Bylaws of the Registrant include the following:

                                  ARTICLE VIII
                                 INDEMNIFICATION

         Section 1. Indemnification. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

                  (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

                  (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

         Section 2. Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:


The list required by this Item 26 of officers and directors of Liberty Ridge Capital, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A of the Form ADV filed by the investment adviser under the file number indicated in the table below:



---------------------------------------------------------------------------------------------------------------------
Adviser                                                            Advisers Act Registration Number
---------------------------------------------------------------------------------------------------------------------
Liberty Ridge Capital, Inc.                                        801-48872
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


ITEM 27.  PRINCIPAL UNDERWRITERS


(a) Registrant's distributor, Old Mutual Investment Partners(d/b/a PBHG Fund Distributors), acts as distributor for the Registrant, Old Mutual Adviser Funds and PBHG Funds.

The principal business address of each person named in the table below is Old Mutual Investment Partners, 1400 Liberty Ridge Drive, Wayne, PA 19087:

---------------------------------------------------------------------------------------------------------------------
Name                              Positions and Office with Underwriter       Position and Offices with Registrant
---------------------------------------------------------------------------------------------------------------------
David J. Bullock                  Trustee, Chief Executive Officer            President
---------------------------------------------------------------------------------------------------------------------
Michael W. Rose                   President                                   --
---------------------------------------------------------------------------------------------------------------------
Mark E. Black                     Chief Financial Officer and                 --
                                  Chief Administrative Officer
---------------------------------------------------------------------------------------------------------------------
Lee T. Cummings                   Vice President                              Vice President
---------------------------------------------------------------------------------------------------------------------
John M. Zerr                      Chief Operating Officer                     Vice President and Secretary
                                  General Counsel and Secretary
---------------------------------------------------------------------------------------------------------------------
Brian C. Dillon                   Vice President and Chief Compliance         Vice President and Chief Compliance
                                  Officer                                     Officer
---------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III             Senior Vice President, Deputy General       Vice President and Assistant Secretary
                                  Counsel and Assistant Secretary
---------------------------------------------------------------------------------------------------------------------
George Vogel                      Executive Vice President                    --
---------------------------------------------------------------------------------------------------------------------
James Wing                        Senior Vice President                       --
---------------------------------------------------------------------------------------------------------------------

c. None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

                           Books or other documents required to be maintained by
                           Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

                                    (a)     With respect to Rules 31a-1(a);
                                            31a-l(b)(l); (2)(a) and (b); (3);
                                            (6); (8); (12); and 31a-l(d), the
                                            required books and records are
                                            maintained at the offices of
                                            Registrant's Custodian:

                                            Wachovia Bank N.A. (successor to
                                            First Union National Bank)
                                            123 South Broad Street
                                            Philadelphia, PA 19109

                                    (b)     With respect to Rules 31a-1(a);
                                            31a-l(b) (1), (4); (2)(C) and (D);
                                            (4); (5); (6); (8); (9); (10); (11)
                                            and 31a-l(f), the required books and
                                            records are currently maintained at
                                            the offices of Registrant's
                                            Sub-Administrator:

                                            SEI Investments Global Funds
                                            Services One Freedom Valley Road
                                            Oaks, PA  19456

                                    (c)     With respect to Rules 31a-l(b)(5),
                                            (6), (9) and (10) and 31a-l(f), the
                                            required books and records are
                                            maintained at the principal offices
                                            of the Registrant's Adviser or
                                            Sub-Adviser:

                           Liberty Ridge Capital, Inc.
                            1400 Liberty Ridge Drive
                                            Wayne, PA  19087

ITEM 29.  MANAGEMENT SERVICES

None

ITEM 30.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 21 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wayne and Commonwealth of Pennsylvania on this 8th day of April, 2005.


                                           PBHG INSURANCE SERIES FUND Registrant


                                           By:  /s/ David J. Bullock
                                               ---------------------------------
                                               David J. Bullock
                                               President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



           Signature                                  Title                                Date

                                *                   Trustee                              April 8, 2005
---------------------------------
John R. Bartholdson
                                *                   Trustee                              April 8, 2005

---------------------------------
Jettie M. Edwards

                                *                   Trustee                              April 8, 2005
---------------------------------
Albert A. Miller
                                                    Trustee                              April 8, 2005
/S/ Leigh A. Wilson
---------------------------------
Leigh A. Wilson

/S/ DAVID J. BULLOCK                                President                            April 8, 2005
---------------------------------
David J. Bullock

/S/ STEPHEN F. PANNER                               Treasurer,                           April 8, 2005
---------------------------------                   Chief Financial Officer
Stephen F. Panner                                   and Controller


                              *By /S/ JOHN M. ZERR
                                  ------------------------
                                  John M. Zerr
                                  Attorney-in-Fact

                                  Exhibit Index


------------------------------------------------------------ ---------------------------------------------------------
Exhibit No.                                                  Exhibit
------------------------------------------------------------ ---------------------------------------------------------
(d)(1)(i)                                                    Amended Schedule A to the Investment Advisory Agreement.
------------------------------------------------------------ ---------------------------------------------------------
(e)                                                          Distribution Agreement dated July 8, 2004 by and
                                                             between the Registrant and Old Mutual Investment
                                                             Partners
------------------------------------------------------------ ---------------------------------------------------------
(h)(2)(ii)                                                   Amendment dated October 1, 2004 to the Administrative
                                                             Services Agreement.
------------------------------------------------------------ ---------------------------------------------------------
(i)                                                          Consent of Counsel
------------------------------------------------------------ ---------------------------------------------------------
(j)                                                          Consent of Independent Auditors
------------------------------------------------------------ ---------------------------------------------------------
(q)                                                          Trustees' Power of Attorney
------------------------------------------------------------ ---------------------------------------------------------